Exhibit 4.6

Schedule “A”

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. - usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees-

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Canada Revenue Agency

Registration No. 0476127

Régie des rentes du Québec

Registration No. 02181

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

i

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

ii

Table of Contents

(Continued)

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 1

PART 1 – General Provisions

Article 1 – Introduction

1.01	This document constitutes the Régime de retraite des employés horaires non syndiqués de Kraft Canada Inc. – usines de fromage en vrac et usine Mont-Royal/ Kraft Canada Inc. Retirement Plan for Non-Unionized Hourly-Paid Employees - Bulk Cheese Plants and Mount Royal Plant (the “Plan”). The purpose of this amendment and restatement is to:

(a)	incorporate all amendments to date;

(b)	close eligibility for membership under the DB Provisions of the Plan for all eligible Employees hired after December 31, 2010;

(c)	add new DC Provisions for all eligible Employees hired on and after January 1, 2011;

(d)	close eligibility for membership under the Optional Pension Plan referenced in Appendix B for all eligible Employees hired after December 31, 2010; and

(e)	clarify certain administrative provisions of the Plan.

1.02	The primary purpose of the Plan is to provide retirement income and related benefits for eligible Employees who are employed on and after the Effective Date. It has amended and restated the Prior Plan as of the Effective Date with respect to eligible non-unionized hourly-paid employees and, as such, the Plan has incorporated and preserved the entitlements and benefits accrued prior to the Effective Date under the Prior Plan. All assets accumulated under the Prior Plan were therefore consolidated in the Fund established for the Plan, and all liabilities under the Prior Plan were correspondingly assumed under the terms of the Plan.

1.03	The Plan as contained herein shall be applicable to Members who are in the employment of the Company on or after January 1, 2011. Benefits in respect of a Member whose

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 2

employment ceased prior to January 1, 2011 shall be determined in accordance with the terms of the Plan at the time of such cessation of employment, except as required by Applicable Pension Laws or Revenue Rules and as may be specifically provided herein.

1.04	The Plan is intended to be a pension plan accepted for registration under Applicable Pension Laws and Revenue Rules. The Plan shall be designed, written and administered to comply with the requirements of Applicable Pension Laws and Revenue Rules. If the Plan fails to comply with such requirements, the Company may in its absolute discretion amend the Plan to comply with such requirements or terminate the Plan, subject to Section 7.01.

Any amendment to the Plan is conditional upon acceptance for registration under both Applicable Pension Laws and Revenue Rules, and may be modified or withdrawn by the Company, in its sole and absolute discretion, if the amendment is not accepted for registration under either Applicable Pension Laws or Revenue Rules.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 3

Article 2 – Construction, Interpretation and Definitions

Construction and Interpretation

2.01	This document, as it may be amended from time to time, constitutes the Plan. No statement in any other document or communication, whether or not such document or communication is required by Applicable Pension Laws or Revenue Rules, shall create or confer any right or obligation other than as set out in this document or otherwise as required by Applicable Pension Laws or Revenue Rules, nor may any such document or communication be used or relied upon to interpret or vary any terms or provisions of the Plan.

2.02	In the Plan, references to the masculine shall include the feminine and vice versa, references to the singular shall include the plural and vice versa, as the context shall require, and references to a subparagraph, paragraph, Section, Article, Schedule or Appendix mean a subparagraph, paragraph, Section, Article, Schedule or Appendix in the Plan.

2.03	The Plan shall be construed in accordance with the laws of the Province of Quebec.

2.04	All amounts payable under the Plan are stated and shall be paid in the lawful currency of Canada. If an amount of benefit or earnings entering into the computation of any benefit or contribution hereunder is expressed in a currency other than that of Canada, such amount shall be converted to Canadian currency prior to such computation, based upon exchange rates established by the Company.

2.05	Each provision of the Plan is distinct and severable, and if any provision of the Plan or part thereof is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

2.06	Headings wherever used herein are for reference purposes only, and do not limit or extend the meaning of any of the Plan’s provisions.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 4

2.07	Sections in the Plan text containing footnotes are not applicable, or are applicable only as modified in Appendix A to Members who are subject to the laws of Ontario.

Definitions

In the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

2.08	“Accumulated Contributions” means the aggregate of the Required Contributions a Member has made under Part 3 of the Plan and the Prior Plan, plus Interest thereon.

2.09	“Actuarial Equivalent” means a benefit of equivalent value, but of different form of payment to a specified benefit, as determined on a basis of calculation adopted by the Company on the advice of the Actuary and in effect on the date such determination is being made. Notwithstanding the foregoing, the Pension Committee may adopt a basis that eases administration of the Plan, including the use of unisex factors, provided that such basis is not precluded by Applicable Pension Laws and Revenue Rules.

2.10	“Actuary” means an individual from time to time appointed by the Company or the Pension Committee to carry out actuarial valuations and provide such actuarial advice and services as may be required from time to time for the purposes of the Plan. The Actuary shall at all times be a person who is a Fellow of the Canadian Institute of Actuaries.

2.11	“Applicable Pension Laws” means the Supplemental Pension Plans Act (Quebec) and any regulation pursuant thereto and any amendments or substitutes therefore, as well as any similar statute applicable to the Plan or a Member of the Plan and any regulation pursuant thereto adopted by the federal or any provincial government.

2.12	“Beneficiary” means the person last designated by the Member, pursuant to Section 10.01, to receive any benefit payable to a Beneficiary under the Plan in the event of the death of the Member according to the provisions of Article 7 of Part 2 or Article 8 of Part 3 or, in the absence of an effective designation of a Beneficiary, the estate of the Member.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 5

2.13	“Board” means the Board of Directors of the Company.

2.14	“Company” means:

(a)	prior to January 1, 1990, Kraft Limited;

(b)	on and after January 1, 1990 and prior to January 1, 1995, Kraft General Foods Canada Inc.; and

(c)	on and after January 1, 1995, Kraft Canada Inc. and any successor corporation, whether by amalgamation, merger or otherwise.

2.15	“Company Basic Contributions” means the contributions made by the Company in respect of a DC Member pursuant to Section 3.01 of Part 2.

2.16	“Company Matching Contributions” means the contributions made by the Company in respect of a DC Member pursuant to Section 3.02 of Part 2.

2.17	“Continuous Service” means the period of uninterrupted employment of an Employee beginning with the date on which the Employee was last hired by the Company, and ending on the earliest of:

(i)	the Member’s no longer being employed by the Company or any other corporation associated with the Company;

(ii)	the Member’s death;

(iii)	the Member’s Retirement Date;

(iv)	the discontinuance of the Plan without immediate substitution of a successor registered employees’ pension plan.

The following shall not constitute interruption of employment, unless and until the Member fails to return to active employment upon expiry of the period concerned:

(v)	discharge, if rehired within ninety (90) days from the date of such discharge;

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 6

(vi)	dismissal or separation due to permanent shutdown of a plant, department or subdivision thereof, if rehired within one (1) year from the date of such dismissal or separation;

(vii)	lay-off, provided the Member does not elect to receive benefits in accordance with Articles 6 or 8 of Part 2 or Articles 6 or 9 of Part 3 and the period of lay-off does not exceed one (1) year;

(viii)	failure to report for work at the termination of a leave of absence or an extension thereof, with approval of the Company;

(ix)	leave of absence for such period as may be duly authorized by the Company, including sickness, accident, disability, emergency, compassionate care, pregnancy or parental leave, provided that such leave does not exceed two (2) years;

(x)	absence for more than two (2) years due to a Long-Term Disability incurred while an Employee;

(xi)	in the event of a national emergency, the Member’s joining the Canadian armed forces or engaging full-time in national service work for Canada.

To the extent, however, that periods are included in Credited Service by virtue of paragraph 2.02(c) of Part 3 then such periods shall also be included in Continuous Service.

2.18	“Credited Service” means the service of a Member, as defined in Article 2 of Part 3, used to determine the amount of benefits for which a Member is eligible.

2.19	“Date of Determination” means the date as of which a benefit is to be calculated under the Plan, as specified in each relevant Section, and being one of:

(a)	a Member’s Retirement Date;

(b)	a Member’s date of termination of employment;

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 7

(c)	a Member’s date of death; and

(d)	the date of amendment or discontinuance of the Plan or the date of consolidation or merger of the Plan with another registered pension plan.

2.20	“DB Account” means the account established in accordance with paragraph 5.04(b) of Part 1.

2.21	“DB Member” means a Member who is accruing Credited Service under the DB Provisions.

2.22	“DB Provisions” means the defined benefit provisions of the Plan, as described under Part 3 of the Plan.

2.23	“DC Account” means the account established pursuant to Section 5.01 of Part 2.

2.24	“DC Member” means a Member who is not a DB Member.

2.25	“DC Provisions” means the defined contribution provisions of the Plan, as described under Part 2 of the Plan.

2.26	“Designated Company” means Kraft Foods, Inc., Philip Morris Companies Inc. and such other companies as may be named from time to time by the Board.

2.27	“Early Retirement Date” means the date specified in Section 4.02.

2.28	(a) “Earnings” means the amount of remuneration received from the Company, including overtime pay, bonuses and premium pay, but excluding prizes or awards in cash or otherwise.

(b) “Best Average Earnings” on any Date of Determination means:

(i)	if the Member is an Option 1 DB Member, the annual average of his Earnings in the sixty (60) consecutive calendar months of employment immediately preceding the Date of Determination or, if higher, in the five (5) calendar years of highest Earnings of the last ten (10) calendar years of employment immediately preceding the Date of Determination or, where the Option 1 DB Member’s Continuous Service is less than sixty (60) consecutive months, the annual average of his Earnings during his period of Continuous Service;

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 8

(ii)	if the Member is an Option 2 DB Member, the annual average of his Earnings in the thirty-six (36) consecutive calendar months of employment immediately preceding the Date of Determination or, if higher, in the three (3) calendar years of employment prior to the Date of Determination which produce the highest average;

provided that, for a part-time Employee, the average is determined by using the equivalent full-time service performed during the averaging period.

2.29	“Effective Date” means June 1, 1988.

2.30	“Employee” means a person who is considered to be paid on an hourly basis, as determined by the Company, and who is working in a bulk cheese plant or the Mount Royal Plant of the Company, but shall exclude:

(a)	any person who is represented by a union with which the Company has a collective bargaining agreement, unless such person is specifically included as an Employee under the Plan as a term of such collective agreement; or

(b)	any person who is actively participating in another registered pension plan of the Company or in a registered pension plan of a Designated Company.

2.31	“Fund” means the fund established for the purposes of the Plan, as set forth herein and established in accordance with the terms and provisions of the Funding Agreement(s), to which all contributions to the Plan shall be made and from which expenses and all benefits under the Plan shall be payable.

2.32	“Funding Agent(s)” means a trust company or insurance company or any group of individual trustees as eligible under Applicable Pension Laws, designated by the Pension Committee and holding the whole or a portion of the assets of the Fund at any time pursuant to the terms of a Funding Agreement(s).

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 9

2.33	“Funding Agreement(s)” means any trust deed or agreement executed from time to time between the Company, the Pension Committee and any Funding Agent(s), including any insurance or annuity contracts issued by a Funding Agent(s) and including any amendments which are from time to time made to any such documents, pertaining to the custody of the investments of the Fund.

2.34	“Interest” means the amount of money credited to Required Contributions in accordance with Article 4 of Part 3.

2.35	“Long-Term Disability” means a physical or mental impairment, as certified in writing by a qualified medical doctor licensed to practice in the province in which the Member resides, and which meets the qualification criteria for receipt of benefits under the Company’s long- term disability income plan and prevents the Member from performing the duties of employment in which the Member was engaged before the commencement of the impairment, for the first two (2) years of the impairment and thereafter, the duties of a job related to the Member’s skills and experience.

2.36	“Member” means an Employee who has joined the Plan in accordance with Article 3 and who remains contingently or absolutely entitled to a retirement income under the Plan. A Member includes both a DB Member and a DC Member.

A DB Member is either an Option 1 DB Member or an Option 2 DB Member.

(a)	“Option 1 DB Member” means a Member who has elected to be or is deemed to be an Option 1 DB Member in accordance with the terms of the Plan prior to January 1, 1991 or in accordance with Section 3.04.

(b)	“Option 2 DB Member” means a Member who has elected to be or is deemed to be an Option 2 DB Member in accordance with the terms of the Plan prior to January 1, 1991 or in accordance with Section 3.04.

2.37	“Member Required Contributions” means the contributions made by a Member in accordance with Section 2.01 of Part 2.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 10

2.38	“Member Optional Contributions” means the contributions made by a Member in accordance with Section 2.02 of Part 2.

2.39	“Money Purchase Limit” has the meaning assigned under Revenue Rules.

2.40	“Normal Retirement Date” means the date specified in Section 4.01.

2.41	“Pension Commencement Date” means the date on which a Member starts receiving retirement income under the Plan.

2.42	“Pension Committee” means the committee responsible for administering the Plan in accordance with the provisions of Article 9.

2.43	“Plan” means the Régime de retraite des employés horaires non syndiqués de Kraft Canada Inc. – usines de fromage en vrac et usine Mont-Royal/Kraft Canada Inc. Retirement Plan for Non-Unionized Hourly-Paid Employees – Bulk Cheese Plants and Mount Royal Plant, as amended from time to time.

2.44	“Plan Year” means a calendar year.

2.45	“Postponed Retirement Date” means the date specified in Section 4.03.

2.46	“Prior Plan” means the Pension Plan for Non-Unionized Hourly-Paid Employees of Kraft Limited, as amended and restated to April 1, 1982, which was amended, restated and succeeded by the Plan as of the Effective Date.

2.47	“Reciprocal Agreement” means an agreement between the Company and another legal entity relating to two or more registered pension plans that provides for the transfer of assets or liabilities for employment in respect of individual Members.

2.48	“Required Contributions” means contributions a Member is required to make to the Plan in accordance with Article 3 of Part 3 and the required contributions, if any, made by the Member to the Prior Plan.

2.49	“Retirement Date” means the Early Retirement Date, Normal Retirement Date or Postponed Retirement Date on which a Member retires or is deemed to retire.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 11

2.50	“Revenue Rules” means the provisions of the Income Tax Act (Canada) and the rules and regulations adopted thereunder from time to time pertaining to pension plans or funds registered under the Income Tax Act (Canada) as they are applicable to the Plan.

2.51	“Salaried Plan” means, collectively, the:

(a)	Kraft Canada Inc. Retirement Plan for Canadian Salaried Employees; and

(b)	Régime de retraite des salariés non syndiqués de Kraft Canada Inc. – anciens employés de Kraft Limitée/Kraft Canada Inc. Retirement Plan for Non-Unionized Salaried Employees - Former Employees of Kraft Limited, as amended from time to time.

2.52	(a)	“Spouse”[1] means, subject to paragraphs (c) and (e), in relation to a Member, the person, whether the person is of the opposite sex or the same sex, who, at the earlier of the commencement of the Member’s pension and the date of the Member’s death, meets one (1) of the following eligibility requirements:

(i)	the person who is married to or in a civil union with the Member; or

(ii)	where the Member is neither married nor in a civil union, the person who lives together with the Member in a conjugal relationship:

(A)	continuously for a period of three (3) years or more; or

(B)	continuously for a period of one (1) year or more if:

(I)	at least one (1) child is born, or to be born, of their union;

(II)	they have adopted, jointly, at least one (1) child while living together in a conjugal relationship; or

[1]	Applicable as modified in Appendix A for a Member employed in Ontario.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 12

(III)	one of them has adopted at least one (1) child who is the child of the other, while living together in a conjugal relationship;

provided that not more than one (1) person shall be a Spouse hereunder. In the event of more than one (1) person having claims to be such, the determination of the Pension Committee as to which person shall be the Spouse, on the basis of evidence available to it which it considers sufficient for the purposes of such determination, shall be final.

For the purposes of subparagraph (ii), the birth or adoption of a child during a marriage, a civil union or a period of conjugal relationship prior to the period of conjugal relationship existing on the day as of which spousal status is established may qualify a person as a Spouse.

(b)	For the purposes of paragraphs (c), (e) and (f), “Separation” means, in relation to a Member and his Spouse:

(i)	legal separation from bed and board if the Spouse is married to the Member;

(ii)	dissolution or annulment of their civil union; or

(iii)	cessation of conjugal relationship if the Spouse satisfies the eligibility requirement set out in subparagraph (a)(ii).

(c)	If Separation occurs, pursuant to subparagraph (b)(i), prior to the date the first pension instalment is due to the Member, the person who is married to the Member shall cease to be the Member’s Spouse for the purposes of Sections 7.02, 7.03 and 7.04 of Part 3 or Sections 6.03 of Part 2, except where the Member notified the Pension Committee in writing to have such person entitled to the contingent retirement income despite such Separation.

(d)	In circumstances where:

(i)	a Member is married;

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 13

(ii)	the Member’s lawfully wedded Spouse is no longer his Spouse for the purposes of Sections 7.02, 7.03 and 7.04 of Part 3 or Section 6.03 of Part 2 in accordance with paragraph (c); and

(iii)	another person would qualify as the Member’s Spouse in accordance with paragraph (a) had the Member not been married;

such other person may, at the Member’s discretion, be deemed to be the Member’s Spouse for the purposes of Sections 7.02, 7.03 and 7.04 of Part 3 or Section 6.03 of Part 2.

(e)	If Separation occurs prior to the date of the Member’s death, the person who is the Member’s Spouse in accordance with paragraph (a) shall cease to be the Member’s Spouse for the purposes of Sections 8.01, 8.02 and 8.03 of Part 3 or Sections 7.01 and 7.02 of Part 2. However, for the purposes of Section 8.02 of Part 3, determination of the Spouse shall be made in accordance with paragraphs (a), (c) and (e), unless the Spouse has waived the right to a retirement income, in accordance with Applicable Pension Laws.

(f)	If, after the commencement of the Member’s retirement income, Separation occurs or the Spouse ceases to be married to or in a civil union with the Member, the person who was the Spouse of the Member on the commencement of the Member’s retirement income shall cease to be the Member’s Spouse for the purposes of any contingent retirement income payable under the form of payment elected by the Member in accordance with Article 7 of Part 3, except where the Member notified the Pension Committee in writing to have such person entitled to the contingent retirement income despite such Separation or termination of marriage or civil union.

2.53	“Valuation Date” means the date at which the Funding Agent(s) determines the value of the DC Account within the Fund in accordance with Section 5.03 of Part 2.

2.54	(a)	“YMPE” means the Year’s Maximum Pensionable Earnings established each year under the Canada Pension Plan or Quebec Pension Plan, as applicable, as amended from time to time, or under any superseding legislation considered by the Company to be appropriate.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 14

(b)	“YMPE Average”, on any Date of Determination, means:

(i)	if the Member is an Option 1 DB Member, the annual average of the YMPE for the current calendar year and the four (4) calendar years preceding the Date of Determination or, where the Option 1 DB Member’s Continuous Service is less than sixty (60) months, the annual average of the YMPE for the current calendar year and the calendar years, not to exceed four (4), preceding such date, during which the Member accrued Continuous Service;

(ii)	if the Member is an Option 2 DB Member, the annual average of the YMPE in the thirty-six (36) calendar months immediately preceding the Date of Determination or, where the Option 2 DB Member’s Continuous Service is less than thirty-six (36) months, the annual average of the YMPE in the calendar months immediately preceding the Date of Determination during which the Member accrued Continuous Service.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 15

Article 3 – Membership

3.01	Members on December 31, 2010

Each Employee who was a Member on December 31, 2010 shall remain a DB Member on and after January 1, 2011.

3.02	Employees on December 31, 2010 – Not Members of the Plan on December 31, 2010[2]

(a)	Each other Employee on December 31, 2010 who is employed on a regular full-time and permanent basis shall become an Option 2 DB Member on the later of:

(i)	the first (1st) day of January; and

(ii)	the date such Employee is rehired,

in the calendar year following the calendar year in which the Employee earned at least thirty-five percent (35%) of the YMPE or worked seven hundred (700) hours with the Company.

(b)	Each other Employee on December 31, 2010 who is employed on other than a regular full-time and permanent basis shall be eligible to become an Option 2 DB Member no later than January 1, or the date the Employee is rehired, if applicable, of the calendar year following the year in which the Employee earned at least thirty-five percent (35%) of the YMPE or worked seven hundred (700) hours with the Company.

3.03	New Employees on and after January 1, 2011

Each new Employee hired on and after January 1, 2011 is required to join the Plan as a DC Member on the first payroll period after completing 30 days of Continuous Service.

[2]	Applicable as modified in Appendix A for Members employed in Ontario.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 16

3.04	Option 1 and Option 2 – Members Not in Active Employment Prior to 1991

A Member who, immediately prior to the Effective Date and from the Effective Date to December 31, 1990, was accruing Continuous Service and had not been actively employed by the Company, elected to become an Option 1 DB Member or an Option 2 DB Member on the date he returned to active employment with the Company, by completing and signing the enrolment form provided by the Pension Committee on or before the end of a prescribed period determined by the Company. If such Member did not return to active employment with the Company before the Date of Determination, he was deemed to be an Option 1 DB Member.

3.05	Not a Contract of Employment

Nothing herein contained shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the rights of the Company to discharge or lay off any Employee at any time and to treat him without regard to the effect such treatment might have upon him as a Member.

3.06	No Discontinuance of Membership

While a Member remains an Employee and the Company continues to participate in the Plan, the Member may not discontinue active membership in the Plan, nor withdraw any contributions from the Plan, except if so permitted upon discontinuance of the Plan.

3.07	Re-Employment

(a)	If an Employee terminates employment with the Company, other than by retirement, and is subsequently re-employed with the Company on or after January 1, 2011 and prior to the end of the calendar year in which he attains age seventy-one (71) or such other age permitted under Revenue Rules, his periods of Continuous Service shall be treated separately, and the second period shall be considered to start from the date of his subsequent re-employment for the purposes of the Plan, unless otherwise agreed in writing by the Company under specified applicable conditions or required by Applicable Pension Laws, and as permitted under Revenue Rules. Such Employee shall become a DC Member upon fulfilling the eligibility requirements under Section 3.03 of Part 1.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 17

(b)	If an Employee who is receiving retirement income under the DB Provisions of the Plan or who elected a distribution option under the DC Provisions of the Plan is subsequently re-employed with the Company on or after January 1, 2011 and prior to the end of the calendar year in which he attains age seventy-one (71) or such other age permitted under Revenue Rules, the Employee shall become a DC Member upon fulfilling the eligibility requirements under Section 3.03 of Part 1. The Employee’s retirement income under the DB Provisions of the Plan, if any, shall continue to be paid.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 18

Article 4 – Retirement Dates

4.01	Normal Retirement

The Normal Retirement Date of a Member is the first (1st) day of the month immediately following the attainment of age sixty-five (65).

4.02	Early Retirement

A Member may retire prior to his Normal Retirement Date on the first (1st) day of any month immediately following the date on which the Member attains age fifty-five (55). The date of the Member’s actual retirement in accordance with this Section shall be his Early Retirement Date.

4.03	Postponed Retirement

If a Member continues in the employment of the Company beyond Normal Retirement Date, the Member shall retire, or be deemed to have retired for the purposes of the Plan, not later than December 1 of the calendar year in which the Member attains age seventy-one (71) or such other date permitted under Revenue Rules. The date of the Member’s actual or deemed retirement in accordance with this Section shall be the Postponed Retirement Date.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 19

Article 5 – Contributions and Funding

5.01	Payment of Contributions

All contributions made to the Plan shall be paid to the Funding Agent(s) for deposit to the Fund within the time period prescribed by Applicable Pension Laws.

5.02	Company Contributions

(a)	With respect to the DB Provisions of the Plan, based upon the amounts estimated by the Actuary and subject to Section 5.05, the Company shall contribute to the Fund such amounts as are required in accordance with, and within the time limits specified in, Applicable Pension Laws. Subject to Applicable Pension Laws, the liability of the Company at any time is limited to such contributions as should have theretofore been made by it in accordance with Applicable Pension Laws.

(b)	With respect to the DC Provisions of the Plan and subject to Section 5.05, the Company shall contribute in accordance with Sections 3.01 and 3.02 of Part 2.

Notwithstanding the foregoing, contributions made to the Plan by the Company shall only be made if they are eligible contributions in accordance with Revenue Rules.

5.03	Member Contributions

A Member shall make contributions in respect of the DC Provisions in accordance with Article 2 of Part 2 or in respect of the DB Provisions in accordance with Article 3 of Part 3.

5.04	Fund

(a)	The retirement income and other benefits provided under the Plan shall be financed by a Fund established for the purposes of the Plan, under which all contributions and investment income are held to pay such retirement income and other benefits, and the fees, costs and expenses to be paid from the Fund, as specified in paragraph (f).

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 20

(b)	The Fund shall contain one DB Account and a DC Account for each DC Member as specified in Article 5 of Part 2. The DB Account shall consist of assets in the Fund not allocated to the DC Accounts of DC Members.

(c)	The Pension Committee shall be responsible for the selection of a Funding Agent(s). The Fund (or a portion thereof) shall be maintained and administered by a Funding Agent(s) in accordance with the terms of the Funding Agreement(s) entered into between the Pension Committee, the Company and such Funding Agent(s). The Pension Committee and the Funding Agent(s) may agree to amend the form and the terms of the Funding Agreement(s) at any time and from time to time. The Pension Committee may further appoint an organization licensed to provide investment management services, to manage the investment of any portion of the Fund. The Pension Committee may replace any Funding Agent(s) or investment manager at any time, in accordance with the terms of any applicable agreement or contract.

(d)	Subject to Applicable Pension Laws, the retirement income and other benefits provided under the Plan shall only be paid to the extent they are provided for by the assets held in the Fund, and no liability or obligation to make any contributions thereto or otherwise shall be imposed upon a Funding Agent(s) or the Company other than in accordance with Section 5.01.

(e)	The investment of the Fund shall be made in accordance with Applicable Pension Laws and Revenue Rules. The Company shall direct the investment of the DB Account and each DC Member shall direct the investment of his DC Account in accordance with Section 5.02 of Part 2.

(f)	All normal and reasonable fees and expenses incurred in the operation of the DB Provisions of the Plan, and the administration and investment of the DB Account of the Fund, shall be paid out of the DB Account, unless paid by the Company. If such expenses are incurred or paid by the Company, the Company may be reimbursed for such expense from the DB Account.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 21

All fees and expenses in connection with the administration, operation and investment of the DC Accounts and the DC Provisions of the Plan, including the investment management fees, investment counsel fees, custodial fees, administrative fees, brokerage fees, commissions and transfer taxes, shall be paid by way of adjustment to the net investment returns of the respective DC Accounts subject to any limits set out in the Funding Agreement(s). Notwithstanding the foregoing, the Company may pay fees and expenses directly or fees may be paid from the DB Account pursuant to Section 5.05. If such expenses are incurred or paid by the Company, it may be reimbursed for such expenses from the Fund.

Fees related to specific transaction initiated by a DC Member, including penalty fees, shall be deducted from his DC Account in accordance with the terms of the Funding Agreement(s).

A former DC Member or his Spouse or Beneficiary, as applicable, shall be responsible for all fees and charges that are levied from time to time in maintaining and investing his DC Account if such former DC Member has not elected a distribution option in accordance with Sections 6.03 and 8.02 of Part 2 within the prescribed time or within such other time as determined by the Company. Such charges will be periodically deducted from the Member’s DC Account.

5.05	Surplus

At the discretion of the Company and subject to the provisions of Applicable Pension Laws, any surplus determined by the Actuary, or a portion thereof, may be used to determine or to reduce the contributions of the Company under the Plan, including Company Basic Contributions and Company Matching Contributions made pursuant to Part 2 of the Plan, and OPP Company Contributions made pursuant to Appendix B of the Plan or used to pay any fees and expenses or may, to the extent allowed and subject to any conditions or approval procedures under Applicable Pension Laws and Revenue Rules, be returned to the Company.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 22

5.06	Interest on Contributions Receivable under DB Provisions

Any Interest which must be added, as required by Applicable Pension Laws, to any contribution which has not been paid into the DB Account of the Fund and which is due in accordance with Applicable Pension Laws shall be credited at a rate equal to the Interest rate credited on Required Contributions, as specified in paragraph (e) of Section 4.01 of Part 3.

5.07	Claims on the Fund

(a)	Contributions made by the Company shall not constitute an enlargement of the amount of any benefit defined in the Plan, and shall not at any time create for any person other than the Company, the right, title or interest in the assets of the Company or the Fund, except as provided under Applicable Pension Laws.

(b)	No Member or any person claiming through him, by virtue of any provision of the Plan, shall have any right to, or any interest in, any part of the Fund, or to any benefit or other payment from the Fund, except to the extent provided from time to time under the Plan, the Funding Agreement(s) or Applicable Pension Laws.

5.08	Borrowing

Neither the Company, the Pension Committee, nor the Funding Agent(s) shall borrow money for the purposes of the Plan, except as allowed under Applicable Pension Laws and Revenue Rules.

5.09	Sole Recourse to the Fund

A Member or person claiming through the Member shall have recourse solely to the Fund for any benefit or other payment from the Plan. Under no circumstances shall any liability attach to the Company, the Pension Committee or director, officer or employee of the company, for any benefit or other payment hereunder.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 23

5.10	Excess Contributions

If the Company or a Member makes a contribution to the Plan which would cause the revocation of the Plan’s registration under Revenue Rules, subject to conditions or approval procedures under Applicable Pension Laws, such contributions shall be returned to the Company or the Member, as applicable.

5.11	Discharge of Liability

Upon distribution of a Member’s entitlement under the Plan, including the purchase of a life annuity from an insurance company licensed to transact business in Canada, there shall be no further liability under the Plan in respect of such Member. An acceptance of the benefit or the purchase of a life annuity shall constitute a full acquittal and discharge of the Company, the Fund and the Funding Agent(s) by the recipient.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 24

Article 6 – Protection of Benefits

6.01	Non-Assignability of Benefits

Except as permitted under Section 6.02 and the portability and commutation provisions of any other Article of the Plan, no benefit, right or interest provided under the Plan shall be:

(a)	capable of anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, seizure, attachment or other legal or equitable process; or

(b)	capable of being given as security or surrendered;

and, for the purposes of this Section:

(c)	assignment does not include assignment by the legal representative of a deceased individual on the distribution of the individual’s estate; and

(d)	surrender does not include a reduction in benefits to avoid the revocation of the registration of the Plan under Revenue Rules.

6.02	Support and Division of Property on Marriage Breakdown

(a)	Subject to Applicable Pension Laws, a benefit payable under the Plan may be:

(i)	subject to execution, seizure or attachment in satisfaction of an order for support or maintenance or a garnishing order, pursuant to a decree, order or judgement of a competent tribunal; or

(ii)	assigned, pledged, charged, encumbered or alienated to satisfy a division of matrimonial property, pursuant to a written agreement, decree, order or judgement of a competent tribunal.

(b)	The determination of the benefit payable to a person under paragraph (a) shall be subject to Applicable Pension Laws and Revenue Rules.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 25

(c)	The Member’s benefit entitlements shall be reduced to account for the value of any settlement made under paragraph (a). Such reduction shall be determined in accordance with Applicable Pension Laws and Revenue Rules.

6.03	Facility of Payment

If the Pension Committee receives evidence, which in its absolute discretion is satisfactory to it, that a person entitled to receive a payment under the Plan is a minor or is physically or mentally incompetent, the Pension Committee may direct the payment to any representative, trustee, guardian, attorney or other person or persons entitled at law to receive the payment on the person’s behalf. Such payment shall be a complete discharge of the payment obligation under the Plan.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 26

Article 7 – Amendment or Discontinuance

7.01	Amendment

The Company expects to continue the Plan indefinitely, but nevertheless reserves the right to:

(a)	amend the Plan;

(b)	terminate the Plan;

(c)	merge or consolidate the Plan with any other registered pension plan adopted by the Board; or

(d)	transfer, merge or consolidate the assets or liabilities of the Plan with the assets and liabilities of any other registered pension plan without maintaining a separate fund and account in respect thereof;

provided that no such action shall adversely affect any right with respect to benefits which have accrued immediately prior to the time such action is taken, except as provided in Sections 7.02 or 7.04. The accrued benefits shall be determined using as the applicable Date of Determination, the earliest of the date the Member ceases to accrue Continuous Service and the date of the amendment, termination, merger or consolidation of the Plan.

Any amendment of the Plan shall be made by:

(e)	the adoption of a resolution by the Board; or

(f)	the execution of a certificate of amendment by an officer of the Company authorized by a resolution of the Board to amend the Plan.

A copy of each amendment shall be provided forthwith to the Company and the Pension Committee.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 27

7.02	Amendment Required to Maintain Registration

Notwithstanding any other provisions of the Plan, the Company may amend the Plan as is necessary to maintain the registration of the Plan under Applicable Pension Laws and Revenue Rules. Section 7.01 shall not restrict the Company’s ability to make an amendment to the Plan, including, but without limiting the generality of the foregoing, an amendment providing for benefits to be reduced, when the purpose of the amendment is to maintain such registration of the Plan. Any such benefit reduction shall be subject to conditions or approval procedures under Applicable Pension Laws.

7.03	Effective Date of Amendment

An amendment to the Plan which creates additional benefits in respect of a period of employment after 1989 and which must be certified by the Minister of National Revenue in accordance with Revenue Rules shall not be effective in respect of a Member until such certification has been received for that Member, and prior to certification, such additional benefits shall not be paid as a result of the amendment. The Company shall not make any contributions to the Plan in respect of such amendment until an application for such certification has been filed.

7.04	Discontinuance

In the event the Plan shall be discontinued at any time either in whole, or in part with respect to a specified group of Members only, the assets of the Fund (or the interest therein of Members affected by a partial discontinuance) shall be allocated to provide, to the extent of said assets and subject to Applicable Pension Laws, the retirement income and other benefits then accrued under the Plan. The accrued benefits shall be computed using the date the Member ceases to accrue Continuous Service as the applicable Date of Determination. Such allocation shall be made in accordance with an allocation schedule then established by the Company in consultation with the Actuary and filed with and approved by the appropriate authorities in accordance with Applicable Pension Laws.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 28

7.05	Settlement on Discontinuance of Plan

The provisions for the accrued retirement income and other benefits described in Section 7.04 may be in the form of cash, the purchase of annuity contracts, the transfer of monies to other registered pension plans or to approved registered vehicles, or the continuation of the Fund, or a combination thereof, at the discretion of the Company and as permitted under Applicable Pension Laws and Revenue Rules.

7.06	Surplus on Discontinuance

(a)	Upon discontinuance of the Plan in whole, assets remaining in the Fund after the discharge of all liabilities under the Plan or under Applicable Pension Laws shall be paid to the Company, subject to Applicable Pension Laws.

(b)	Upon discontinuance of the Plan in part, assets of the Plan shall be used to discharge all liabilities under the Plan or under Applicable Pension Laws to the Members affected by the partial discontinuance, the terms of such payment being subject to Applicable Pension Laws. The Company, with the advice of the Actuary, may allocate the total assets in the Plan between the portion of the Plan that is discontinued and the remaining portion of the Plan. At the option of the Company, the excess of the assets allocated to the discontinued portion of the Plan over the liabilities of the discontinued portion of the Plan in respect of the Members affected by the partial discontinuance, may be paid to the Company or used as the Company may direct, subject to Applicable Pension Laws.

(c)	The expenses related to the discontinuance of the Plan in whole or in part may be paid from the Plan, at the sole discretion of the Company, and subject to Applicable Pension Laws. In the case of a full discontinuance, such expenses may include expenses related to the distribution of assets remaining in the Plan after payment of the liabilities related to the discontinuance. In the case of a partial discontinuance, such expenses may include expenses related to the allocation of assets to the discontinued portion of the Plan and the distribution of the assets so allocated and remaining after the payment of liabilities related to the partial discontinuance.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 29

Article 8 – Disclosure

8.01	Plan Explanation

Within the period prescribed by Applicable Pension Laws, the Pension Committee shall provide to each Employee who becomes eligible for membership in the Plan, a written description of the Plan. Such description shall explain the terms and conditions of the Plan and amendments thereto applicable to the Employee and the rights and obligations of the Employee in respect of the Plan.

Except as otherwise permitted or required under Applicable Pension Laws, the Pension Committee shall provide a written explanation of an amendment to each Member who accrues Continuous Service and who is affected by the amendment and to each other person as may be required by Applicable Pension Laws, within the period prescribed by Applicable Pension Laws.

8.02	Inspection

The Pension Committee shall permit a Member, or such person as is required to be permitted under Applicable Pension Laws, to inspect, or make extracts from, the Plan text and any other related documents required to be made available under Applicable Pension Laws, at such time and places as may be required by Applicable Pension Laws.

8.03	Benefits Statement

(a)	Within the period prescribed by Applicable Pension Laws, the Pension Committee shall provide:

(i)	to each Member who accrues Continuous Service, a written statement describing the benefits the Member has earned to date and containing such other information as required under Applicable Pension Laws; and

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non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 30

(ii)	to each other person as may be required by Applicable Pension Laws, a written statement containing the information required under Applicable Pension Laws.

(b)	Upon cessation of employment of a Member or upon termination of the Member’s active membership in the Plan, the Pension Committee shall provide to the Member (or the person entitled to benefits in the event of the Member’s death) within the period prescribed by Applicable Pension Laws, a written statement of the benefits and options to which the Member is entitled.

8.04	Other Information

The Pension Committee shall provide such other information regarding the Plan, statistical or otherwise, as is required under Applicable Pension Laws and Revenue Rules.

8.05	Limitation

Such explanation, statement or other information provided shall have no effect on the rights or obligations of any person under the Plan, and shall not be referred to in interpreting or giving effect to the provisions of the Plan. Neither the Company, the Pension Committee, nor any employee, officer or director of the Company who is involved in the administration of the Plan shall be liable for any loss or damage claimed by any person to have been caused by any error or omission in such explanation, statement or other information.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 31

Article 9 – Administration

9.01	The Administrator

(a)	The Pension Committee, whose composition, duties, powers and responsibilities are set out in the following Sections of this Article, is the administrator of the Plan for all purposes, including, without limitation, for purposes of Applicable Pension Laws.

(b)	The Plan and the Fund shall be administered by the Pension Committee in accordance with the Plan, the written statement of investment policies and goals for the Plan, the articles and bylaws of the Company, the regulations of the Pension Committee, Applicable Pension Laws and Revenue Rules.

9.02	Pension Committee Composition

Subject to paragraph 9.14(d), the Pension Committee shall be composed of:

(a)	a number, determined by the Company, but which shall not be less than seven (7) and more than twelve (12), of representatives of the Company;

(b)	a number, determined by the Company, but which shall not be less than two (2) and more than five (5), of representatives of the Members;

one (1) person, hereinafter named the third party, who, in the absence of being a Pension Committee member, is neither a party to the Plan nor a third person to whom a prohibition as to the granting of loans by the Plan applies under Applicable Pension Laws.

9.03	Representatives of the Company

(a)	Each representative of the Company shall be designated by the Board or by those officers of the Company so authorized by the Board.

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non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 32

(b)	The term of office of each representative of the Company shall be three (3) years. Such term shall be renewed automatically at its expiry unless the Board or the Company officers so authorized otherwise notify in writing both the Pension Committee and the affected individual.

(c)	The Board or the Company officers so authorized may, at any time and at their discretion, terminate the term of office of any representative of the Company following written notification both to the Pension Committee and the affected individual. The term of office of a representative of the Company who was an employee of the Company on the date he was designated as a representative of the Company shall also be terminated automatically on his date of termination of employment with the Company.

(d)	Each representative of the Company may, at any time and at his discretion, terminate his term of office upon written notification both to the Pension Committee and the Board.

(e)	Should his term of office be terminated, the representative of the Company may be replaced on the Pension Committee, within the ninety (90) day period following the date of such vacancy, by another representative of the Company who shall be designated in accordance with paragraph (a) and subject to the requirements of Section 9.02.

(f)	Should a representative of the Company be temporarily absent for any reason, such representative may designate another representative of the Company on the Pension Committee to take any action or to make any decision in connection with the representative’s duties on the Pension Committee during such absence. Such other representative of the Company shall cast votes for the absent representative. The representative of the Company shall be deemed to have approved any decision made in his absence unless dissent is made known to the other members of the Pension Committee, in writing, within a reasonable time after the representative becomes aware of the decision.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 33

(g)	The representatives of the Company shall receive no remuneration from the Fund but may, to the extent they are not reimbursed by the Company, receive from the Fund, reimbursement of reasonable expenses incurred in connection with their duties as members of the Pension Committee.

9.04	Representatives of the Members

(a)	Subject to paragraphs 9.14(c) and 9.14(d), each representative of the Members shall be a Member and shall be elected or designated in accordance with the process and the dispersion of representation determined from time to time by the Company.

(b)	The term of office of each representative of the Members shall be three (3) years. Such term is renewed if the representative is re-elected or redesignated under paragraph (a), 9.14(c) or 9.14(d). The representative of the Members whose term of office has expired shall remain in office until reappointed or replaced.

(c)	The term of office of each representative of the Members shall be terminated automatically:

(i)	on the date of ceasing to be an Employee, if the representative is an Employee on the date of election or designation under paragraph (a), 9.14(c) and 9.14(d);

(ii)	on the date of ceasing to be a Member, if the representative is a Member, but not an Employee on the date of election or designation under paragraph (a), 9.14(c) and 9.14(d).

(d)	Each representative of the Members may, at any time and at his discretion, terminate his term of office upon written notification to the Pension Committee.

(e)	Should the term of office of a representative of the Members be terminated or should he become unable to act, the Pension Committee shall designate a Member to replace such representative until the next meeting held under Section 9.14 or, if earlier, the election or designation of a new representative in accordance with paragraph (a).

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 34

9.05	Third Party

(a)	The third party shall be designated by the Board or by those officers of the Company so authorized by the Board.

(b)	The term of office of the third party shall be three (3) years. Such term shall be renewed automatically at its expiry, unless the Board or the Company officers so authorized otherwise notify, in writing, both the Pension Committee and the third party.

(c)	The Board or the Company officers so authorized may at any time and at their discretion terminate the term of office of the third party following written notification both to the Pension Committee and the third party.

(d)	The third party may, at any time and at his discretion, terminate his term of office upon written notification both to the Pension Committee and the Board.

(e)	If the term of office of the third party is terminated, the third party shall be replaced on the Pension Committee, within the ninety (90) day period following the date of such vacancy, by another person who satisfies the requirements of paragraph 9.02(c). Such person shall be designated in accordance with paragraph (a).

(f)	If the third party is temporarily absent for any reason, the third party shall be deemed to have approved any decision made in his absence unless dissent is made known to the other members of the Pension Committee, in writing, within a reasonable time after becoming aware of the decision.

(g)	The third party fees or remuneration, if any, shall be paid by the Company or from the Fund, as determined by the Company. The third party may also, to the extent they are not reimbursed by the Company, receive from the Fund, reimbursement of reasonable expenses incurred in connection with duties as a member of the Pension Committee.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 35

9.06	Responsibilities and Powers

(a)	The Pension Committee shall have such rights, obligations, powers, duties and responsibilities as provided under the Plan in its capacities as administrator and as provided under Applicable Pension Laws.

(b)	The Pension Committee shall establish in writing the rules it deems necessary or appropriate in order to accomplish its functions.

(c)	The Pension Committee shall direct that appropriate records be maintained and may from time to time establish rules for the administration of the Plan. The Pension Committee shall ensure that confidentiality of such records is preserved. The Pension Committee shall decide any matters arising hereunder in the administration and operation of the Plan. All decisions shall be applied as nearly as may be possible in a uniform manner to all Members similarly situated.

9.07	Power to Delegate

The Pension Committee may delegate all or part of its powers to the Company, a company, a person or any group of persons, or may be represented by an agent for specific acts. To such extent as is permitted by the instrument of delegation, the person to whom or the body to which the Pension Committee has delegated powers may sub-delegate all or part of such powers. The person or body exercising delegated powers shall assume the same obligations and incur the same liability as those the Pension Committee or one (1) of its members would have had to assume or have incurred if the powers had been exercised by the Pension Committee or a Pension Committee member. In making a delegation or sub-delegation under this Section, the Pension Committee, person or body making the delegation must satisfy itself as to the capability and the appropriateness of the delegatee to assume and to continue to assume their delegated functions. The Pension Committee may also retain advisors in its capacities as administrator.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 36

9.08	Standard of Care

(a)	Every individual appointed to the Pension Committee shall exercise the prudence, diligence and skill in the exercise of the responsibilities conferred by such appointment that a reasonable person would exercise in similar circumstances. Such individual must also act with honesty and loyalty in the best interest of the Members and their beneficiaries.

(b)	The members of the Pension Committee shall use in the administration of the Plan, all relevant knowledge or skill that they possess or, by reason of their profession or business, ought to possess.

(c)	No member of the Pension Committee may exercise their powers in their own interests or in the interest of a third person, nor may they place themselves in a situation of conflict between their personal interests and the duties of their office. If the members of the Pension Committee are themselves members or beneficiaries of the Plan, they shall exercise their powers in the common interest, considering their own interest to be the same as that of the other Members or beneficiaries of the Plan.

9.09	Entitlement to Rely on Statements

A member of the Pension Committee may rely in good faith on the statements or reports of the Funding Agent(s), the Actuary, an accountant, an appraiser, a lawyer or other professional advisor retained by the Company or the Pension Committee.

9.10	Amendment Power

The Pension Committee is not authorized to make any amendments to the Plan.

9.11	Indemnification

The Company shall indemnify and save harmless the members of the Pension Committee and any other employees who are involved in the administration of the Plan from the effects and consequences of their acts, omissions and conduct in their formal capacity to the extent permitted by law except for their own willful and intentional malfeasance or misconduct. No part of the Fund shall be used for indemnification payments.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 37

9.12	Company Records

Whenever the records of the Company are used for the purposes of the Plan, such records shall be conclusive of the facts with which they are concerned.

9.13	Required Information

An eligible Employee, a Member, a Beneficiary or a Spouse shall sign such application forms prescribed by the Pension Committee and furnish proof of age and furnish such other data and sign such documents as the Pension Committee deems necessary or desirable for the proper administration of the Plan or to evidence initial or continued eligibility for a benefit hereunder.

9.14	Meeting of the Members

(a)	For the purposes of this Section:

(i)	“Active Member” means a Member:

(A)	who is accruing Continuous Service; and

(B)	who is an Employee or was an Employee on the date of termination of employment with the Company;

(ii)	“Inactive Member” means a Member who is not an Active Member, or a person who is not a Member and who is receiving a retirement income under the Plan.

(b)	Within the period prescribed by Applicable Pension Laws, the Pension Committee shall call the Company, each Active Member and each Inactive Member to an annual meeting. At this meeting, the Pension Committee shall provide to the Active Members and Inactive Members such information and enable them to make such decisions as required under Applicable Pension Laws.

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non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 38

(c)	In accordance with Applicable Pension Laws, the Active Members may decide by a majority of the votes at a meeting of the Members held under paragraph (b) to designate a representative on the Pension Committee. The Inactive Members have the same right. In this case, such designated representative shall replace a representative of the Members who was on the Pension Committee prior to the voting process taken during the meeting held in accordance with paragraph (b), such replaced representative being determined by the Company.

(d)	In accordance with Applicable Pension Laws, the Active Members may decide by a majority of the votes at a meeting of the Members held under paragraph (b) to designate an additional representative on the Pension Committee. The Inactive Members have the same right. In this case, such designated representative shall have the same rights and obligations as the other representatives of the Members, with the following exceptions:

(i)	such representative has no right to vote on the Pension Committee; and

(ii)	paragraph 9.04(e) does not apply to such representative.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 39

Article 10 – General Provisions

10.01	Beneficiary Designation

A Member shall designate in writing a Beneficiary to receive any benefits that are payable under the Plan, other than benefits payable to a Spouse, to a Beneficiary upon the death of such Member and may change such designation from time to time. Such designation or change must be in accordance with any law applicable to the Member and shall be in such form and executed in such manner as the Pension Committee may, from time to time, determine. Any designation or change must be filed with the Pension Committee. Benefits payable as a result of the death of the Member shall be paid in accordance with the most recent designation filed by the Member with the Pension Committee and, in the absence of an effective designation of a Beneficiary, the Pension Committee shall instruct the Funding Agent(s) to make payment of any death benefits payable to the Beneficiary under the Plan to the estate of the Member and any such payment shall completely discharge all liability with respect to the amount paid. Any Beneficiary designations made under the Prior Plan on record with the Pension Committee as of the Effective Date shall remain in effect for the purposes of the Plan until the Member changes such designation.

10.02	Information Provided by the Members, Beneficiaries and Spouses

(a)	An Employee who becomes a Member hereunder and a Beneficiary or Spouse shall complete such forms and furnish such data as the Pension Committee from time to time deems necessary or desirable as a prerequisite to initial or continued eligibility for a benefit hereunder.

(b)	In the absence of actual notice to the contrary, the Pension Committee shall make payment in accordance with information provided by the Member upon which the Pension Committee is entitled to rely. If there is a dispute as to whether a person is a Spouse, Beneficiary or other person entitled to payments hereunder, or where two or more persons make adverse claims in respect of an Account, or where a person makes a claim that is inconsistent with information provided by the Member, the Pension Committee may obtain court directions.

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non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 40

10.03	Employment Rights

Nothing herein contained shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the rights of the Company to discharge or lay off any Employee at any time and to treat such Employee without regard to the effect which such treatment might have under the Plan upon such Employee.

10.04	Withdrawal

Except as expressly provided in the Plan, no Member may receive a refund of all or part of his benefit entitlement while remaining in employment with the Company.

10.05	Annuity Purchase

Effective November 15, 2007, any new or continuing benefit payable from the Plan to a Member or other person entitled to a benefit under the Plan, notwithstanding any provisions herein to the contrary, may be satisfied through the purchase of an annuity or annuities from a life insurance company or companies licensed to transact business in Canada in respect of any Member.

Subject to Applicable Pension Laws, the purchase of such annuity from such life insurance company or companies shall constitute a full and final settlement of the rights of the Member or other person entitled to a benefit under the Plan in respect to whom the annuity was purchased and shall fully and forever discharge the Plan, Fund, Pension Committee, Company and its employees, directors, officers and other representatives from any further obligations to the Member or other person so entitled.

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non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 41

10.06	Commutation of Pension[3]

(a)	(i) Benefits required to be paid under the Plan to a Member who has ceased to accrue Continuous Service may be commuted and paid in a lump sum, at the discretion of the Member, if the payment of the Member’s retirement income under Part 3 (including his Optional Pension Plan benefit under Appendix B) has not commenced and if the lump sum Actuarial Equivalent of the benefits or the value of the Member’s DC Account is less than twenty percent (20%) of the YMPE as at the Date of Determination. This right may be exercised upon ceasing to accrue Continuous Service, at any other date as may be specified by Applicable Pension Laws and at any other date as may be authorized by the Pension Committee.

(ii)	Where the requirements set out in subparagraph (i) are met, the Member’s benefits may be commuted and paid in a lump sum, at the discretion of the Pension Committee, subject to the notification requirements of Applicable Pension Laws.

(iii)	The amount of the benefit settlement under subparagraph (i) or (ii) shall be the Actuarial Equivalent of the benefits remaining to be paid or the value of the Member’s DC Account.

(b)	A Member who has ceased to accrue Continuous Service and who has not been residing in Canada for at least two (2) years may elect to receive the payment of his benefits in the form of a lump sum. The amount of the benefit settlement under this paragraph shall be the Actuarial Equivalent of the benefits remaining to be paid or the value of the Member’s DC Account.

(c)	A Member or Spouse of a Member who is entitled to a deferred retirement income under Part 3 of the Plan or entitled to the value of a DC Account under Part 2 of the Plan, who has attained age fifty-five (55) but whose age is less than sixty-five (65) and who files a duly signed form prescribed by Applicable Pension Laws with the Pension Committee, may receive, in each calendar year, a lump sum payment equal to the lesser of (i) and (ii), where:

(i)	is the lump sum Actuarial Equivalent of the deferred retirement income or the value of the DC account; and

[3]	Applicable as modified in Appendix A for a Member employed in Ontario.

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de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 42

(ii)	is forty percent (40%) of the YMPE, minus the annual amount of any temporary retirement income received from a registered pension plan, under a life annuity contract or under a life income fund during that calendar year.

The benefit entitlements of the Member or Spouse who elects to receive a lump sum payment in accordance with this paragraph shall be reduced in the manner specified in Sections 6.05 of Part 2 or 6.06 of Part 3.

(d)	A Member or Spouse who is entitled to a deferred retirement income under Part 3 of the Plan or to the value of a DC Account under Part 2 of the Plan and who elects to receive a temporary monthly income under a life income fund in accordance with Applicable Pension Laws prior to the calendar year in which such person attains age fifty-five (55), may, for the purposes of replacing such deferred retirement income by a temporary income, apply for the transfer from the Plan to the life income fund, in each calendar year prior to the calendar year in which this person attains age fifty-five (55), of an amount equal to the lesser of (i) and (ii), where:

(i)	is the lump sum Actuarial Equivalent of the deferred retirement income or the value of the DC Account; and

(ii)	is the additional amount required for the balance of the life income fund to allow, until the end of the calendar year, the payment of the maximum temporary monthly income under a life income fund as permitted by Applicable Pension Laws.

(e)	Any lump sum refund paid from the Plan may, subject to Revenue Rules, be transferred to an RRSP.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 1 – General Provisions Page 43

10.07	Non-Duplication of Benefits

There shall be no duplication of benefits payable under one provision of the Plan and benefits payable under any other provision of the Plan.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 44

PART 2 – Defined Contribution Provisions

Article 1 –Application

1.01	The provisions of this Part 2 shall apply to DC Members of the Plan.

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Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 45

Article 2 – Member Contributions

2.01	Member Required Contributions

(a)	Subject to Section 4.01, in each Plan Year or portion thereof, a DC Member who is accruing Continuous Service shall contribute to the Plan, by regular payroll deduction, Member Required Contributions equal to 2% of the DC Member’s Earnings.

(b)	Member Required Contributions made pursuant to paragraph (a), as applicable, shall cease upon the earliest of:

(i)	the Member’s transfer to a category of employment where the Member ceases to be an Employee;

(ii)	the Member’s termination of employment;

(iii)	the Member’s Retirement Date;

(iv)	the Member’s death; or

(v)	the date of partial or complete discontinuance of the Plan affecting the Member.

(c)	All Member Required Contributions shall be paid into the Fund and allocated to the Member’s DC Account within the time limits prescribed by Applicable Pension Laws.

2.02	Member Optional Contributions

(a)	Subject to Section 4.01, in each Plan Year or portion thereof, a DC Member who is accruing Continuous Service may elect to contribute to the Plan, by regular payroll deduction, Member Optional Contributions equal to 1, 2, 3 or 4% of the DC Member’s Earnings.

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non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 46

(b)	A DC Member who is making Member Optional Contributions in accordance with paragraph (a) may elect monthly, or at such other time or frequency permitted by the Pension Committee, to change the rate of Member Optional Contributions in the form and manner prescribed by the Pension Committee.

(c)	Member Optional Contributions made pursuant to paragraph (a), as applicable, shall cease upon the earliest of:

(i)	the date the Member elects to cease making Member Optional Contributions;

(ii)	the Member’s transfer to a category of employment where the Member ceases to be an Employee;

(iii)	the Member’s termination of employment;

(iv)	the Member’s Retirement Date;

(v)	the Member’s death; or

(vi)	the date of partial or complete discontinuance of the Plan affecting the Member.

(d)	All Member Optional Contributions shall be paid into the Fund and allocated to the Member’s DC Account within the time limits prescribed by Applicable Pension Laws.

2.03	Continuance of Member Contributions During Leaves

(a)	Subject to Section 4.01, if a Member is on a pregnancy, parental or leave as a result of an employment injury during which workers’ compensation benefits are paid or other statutory leave during which the Member does not have Earnings, the Member may elect to make the Member Required Contributions and Member Optional Contributions that would have been made had the Member been in active employment during such period, for the period prescribed by applicable legislation or such longer period approved by the Company based on the Member’s Earnings rate in force immediately prior to the commencement of the period of leave.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 47

(b)	Member Required Contributions and Member Optional Contributions made pursuant to this Section 2.03 shall be paid on such terms and in such manner as may be determined by the Pension Committee.

(c)	In no event shall the total periods for which contributions are made by a Member under this Section 2.03, when combined with any period of absence during which the Member accrues Credited Service, but excluding any period during which the Member is disabled within the meaning of Revenue Rules, exceed the sum of:

(i)	the full-time equivalent of five years; and

(ii)	the periods of parenting, as defined in Revenue Rules, subject to a maximum of the full-time equivalent of 36 months of such periods of parenting and a maximum of 12 months for any one period of parenting.

(d)	Member Required Contributions and Member Optional Contributions shall cease during other periods of unpaid leaves of absence authorized by the Company not covered under paragraph (a).

2.04	Continuance of Member Contributions During a Period of Disability

(a)	Subject to Section 4.01, if a Member is on a period of Long-Term Disability, the Member may elect to make Member Required Contributions and Member Optional Contributions to the Plan while the Member remains on Long-Term Disability, based on the Member’s Earnings rate in force immediately prior to the date the Member commenced Long-Term Disability.

(b)	Member Required Contributions and Member Optional Contributions made pursuant to this Section shall cease on the earliest of:

(i)	the Member electing to cease making contributions pursuant to this Section 2.04;

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non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 48

(ii)	the Member no longer being on Long-Term Disability;

(iii)	the Member’s date of death;

(iv)	the Member’s termination of employment;

(v)	the Member’s Normal Retirement Date; or

(vi)	the date of complete or partial discontinuance of the Plan affecting the Member.

(c)	Member Required Contributions and Member Optional Contributions made pursuant to this Section 2.04 shall be paid on such terms and in such manner as may be determined by the Pension Committee.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 49

Article 3 – Company Contributions

3.01	Company Basic Contributions

(a)	Subject to Section 5.05 of Part 1, paragraphs (b) and (c) below, and Section 4.01, the Company shall contribute during each Plan Year or portion thereof, Company Basic Contributions on behalf of a DC Member, equal to 4% of the DC Member’s Earnings.

(b)	If a DC Member is on a pregnancy, parental or leave as a result of employment injury during which workers’ compensation benefits are paid or other statutory leave during which the Member does not have Earnings and the DC Member elects to make Member Required Contributions pursuant to paragraph 2.03(a), Company Basic Contributions made pursuant to paragraph (a) shall continue for the period prescribed by applicable legislation or such longer period approved by the Company, subject to applicable laws, based on the DC Member’s Earnings rate in force immediately prior to the commencement of the period of leave. Company Basic Contributions shall cease during other periods of unpaid leaves of absences authorized by the Company not covered above.

(c)	If a DC Member is on a Long-Term Disability and the DC Member elects to make Member Required Contributions pursuant paragraph 2.04(a), Company Basic Contributions pursuant to paragraph (a) shall continue while the Member remains on Long-Term Disability, based on the DC Member’s Earnings rate in force immediately prior to the date the Member commenced Long-Term Disability.

(d)	Company Basic Contributions shall be paid into the Fund and allocated to the Member’s DC Account within the time limits specified in Applicable Pension Laws. Subject to Applicable Pension Laws, the liability of the Company at any time is limited to such contributions as should have been made by it in accordance with Applicable Pension Laws.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 50

3.02	Company Matching Contributions

(a)	Subject to Section 5.05 of Part 1, paragraphs (b) and (c) below, and Section 4.01, the Company shall contribute during each Plan Year or portion thereof, Company Matching Contributions on behalf of a DC Member, equal to 100% of the Member’s Optional Contributions.

(b)	If a DC Member is on a pregnancy, parental or leave as a result of employment injury during which workers’ compensation benefits are paid or other statutory leave during which the Member does not have Earnings and the DC Member elects to make Member Optional Contributions pursuant to paragraph 2.03(a) of Part 2, Company Matching Contributions made pursuant to paragraph (a) shall continue for the period prescribed in paragraph 2.03(a) based on the Member’s deemed Earnings as described in paragraph 2.03(a).

(c)	If a DC Member is on a Long-Term Disability and elects to make Member Optional Contributions pursuant to paragraph 2.04(a), Company Matching Contributions made pursuant to paragraph (a) shall continue based on the Member’s deemed Earnings as described in paragraph 2.04(a).

(d)	Company Matching Contributions shall be paid into the Fund and allocated to the Member’s DC Account within the time limits specified in Applicable Pension Laws. Subject to Applicable Pension Laws, the liability of the Company at any time is limited to such contributions as should have been made by it in accordance with Applicable Pension Laws.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 51

Article 4 – Maximum Contributions

4.01	Maximum Contribution Limit

(a)	For the purpose of Articles 2 and 3 of this Part 2, the total of the contributions allocated to a Member’s DC Account for any calendar year shall be the lesser of 18% of the Member’s Earnings in that calendar year, and the Money Purchase Limit as is applicable in that calendar year.

(b)	The maximum contribution limit calculated in accordance with paragraph (a) shall be reduced by the amount, if any, of a Member’s expected pension adjustment for any benefits accrued or contributions made in the calendar year from any other registered pension plan or deferred profit sharing plan of the Company.

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non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 52

Article 5 – DC Account

5.01	DC Account

A separate DC Account shall be maintained for each DC Member to which Company Basic Contributions, Company Matching Contributions, Member Required Contributions and Member Optional Contributions shall be made.

5.02	Investment of Accounts

(a)	A Member’s DC Account shall be invested, pursuant to directions provided by the Member, in the investment options made available by the Funding Agent(s) under the terms of the Funding Agreement(s).

(b)	In the event that the Member fails to make an election as to the investment options for the Member’s DC Account, the DC Account shall be invested in such fund that may be prescribed from time to time by the Pension Committee, until the Member files an election with the Pension Committee.

(c)	A Member may change the investment options in which the Member’s DC Account are invested, in the manner prescribed by the Pension Committee.

(d)	The Pension Committee reserves the right to change the investment options available to a DC Member at any time.

5.03	Valuation of Accounts

(a)	The value of each DC Account shall be determined by the Funding Agent(s) or its agent at each Valuation Date to account for the allocation of:

(i)	net investment income;

(ii)	net realized and unrealized capital gains and losses; and

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de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 53

(iii)	fees and expenses paid from the DC Account, in accordance with paragraph 5.04(f) of Part 1.

(b)	Valuation Dates shall occur at such times as may be required or permitted by the Funding Agreement(s), but not less frequently than monthly. The value of each DC Account shall be computed on the basis of market values at the Valuation Date concerned, having regard to the terms of the Funding Agreement(s).

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de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 54

Article 6 – Retirement Benefits

6.01	Retirement

For purposes of this Part 2, a Member shall retire if:

(a)	the Member’s employment with the Company ceases on or after the Member’s Normal Retirement Date and in no event later than December 1 of the calendar year in which the Member attains age 71, or such other age as may be permitted under Revenue Rules; or

(b)	the Member terminates employment after attaining age 55.

6.02	Retirement Benefit

Upon retirement in accordance with Section 6.01, a DC Member shall be entitled to the distribution of the value of the Member’s DC Account in the form elected by the DC Member in accordance with Section 6.03, determined as of the Valuation Date coincident with or immediately preceding distribution of the Member’s DC Account.

6.03	Payment of Retirement Benefit

(a)	If a DC Member retires in accordance with Section 6.01 the DC Member shall elect distribution of the Member’s DC Account in any one of the following forms:

(i)	a single premium purchase of an immediate or deferred life annuity contract from an insurance company licensed to carry on business in Canada, commencing not earlier than 10 years prior to Normal Retirement Date and commencing not later than the end of the calendar year in which the Member attains age 71, or such other age as may be permitted by Revenue Rules, in a form acceptable under Applicable Pension Laws and Revenue Rules; or

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de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 55

(ii)	a transfer to another registered pension plan, provided the administrator of the other plan permits the transfer; or

(iii)	a transfer to a locked-in retirement savings arrangement prescribed under the Applicable Pension Laws.

(b)	If, at the date the first instalment of the life annuity purchased in accordance with subparagraph (a)(i) or ultimately purchased with the amount transferred in accordance with subparagraph (a)(ii) or (a)(iii) is due:

(i)	the former DC Member has a Spouse; and

(ii)	the Spouse has not waived, in the prescribed form, the right to a contingent pension within the period prescribed by Applicable Pension Laws;

the former DC Member shall receive any retirement income as if the former DC Member had elected to receive his retirement income with provision for a portion of the former DC Member’s retirement income continuing to be paid to the Spouse after the former Member’s death. This portion shall be 60% or such higher percentage elected by the Member.

A Spouse who has waived the right to a contingent pension may revoke such a waiver in writing prior to the date the first instalment is due to the former Member in the manner and form prescribed by Applicable Pension Laws.

A life annuity purchased in accordance with this paragraph shall comply with any other requirements prescribed by Applicable Pension Laws.

6.04	Payment in Default of Election

If a DC Member who is entitled to elect distribution of his DC Account fails to make an election within the time required or permitted under Applicable Pension Laws, the Pension Committee may, in its absolute discretion, select an insurance company and purchase an annuity on behalf of the DC Member. Such annuity shall be payable commencing on the DC Member’s Normal Retirement Date and in the form of specified in Section 6.03.

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Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 56

6.05	Phased Retirement[4]

(a)	A DC Member who has attained age 55 and whose working time is reduced, in accordance with a phased retirement agreement with the Company, may receive, on request, for each calendar year covered by the agreement with the Company, a lump sum payment which shall not exceed the lesser of (i), (ii) and (ii), where:

(i)	is seventy percent (70%) of the reduction in the Member’s remuneration resulting from the reduction in his working time during that year;

(ii)	is forty percent (40%) of the YMPE for that year; and

(iii)	the value of the Member’s DC Account.

Such lump sum payment shall also comply with such other requirements prescribed by Applicable Pension Laws.

(b)	If a DC Member elects to receive a payment in accordance with paragraph (a):

(i)	subject to the other provisions of the Plan, contributions by the DC Member and the Company shall continue; and

(ii)	the balance of the DC Member’s DC Account shall be reduced by the payment received by the Member in accordance with paragraph (a).

[4]	Applicable as modified in the Appendix A for Members employed in Ontario.

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de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 2 – Defined Contribution Provisions Page 57

Article 7 – Death Benefits

7.01	Death Benefits Prior to Distribution of Member’s DC Accounts

If the death of a DC Member occurs prior to the distribution of the Member’s DC Account under any other Article of Part 2 of the Plan, the Member’s Spouse or, if there is no Spouse or if the Spouse has waived entitlement to the death benefit in the prescribed form and in accordance with Applicable Pension Laws, the Member’s Beneficiary shall be entitled to distribution of the value of the Member’s DC Account.

7.02	Payment of Death Benefits

(a)	If a DC Member dies, distribution of the DC Account payable in accordance with Section 7.01 to the Member’s Spouse shall be made as:

(i)	a lump sum transfer to an RRSP in the name of the Spouse, to another registered pension plan, if the Pension Committee of the plan accepts such transfer, or to such other registered vehicle as may be approved under Applicable Pension Laws and Revenue Rules;

(ii)	a lump sum cash payment; or

(iii)	a single premium purchase of a life annuity from an Insurer, commencing no later than December 1 of the calendar year in which the Spouse attains age 71, or such other age as may be permitted by Revenue Rules, or, if later, within one year of the Member’s date of death, in a form acceptable under Applicable Pension Laws and Revenue Rules;

as designated by the Spouse, or if the Spouse fails to make a designation within the time required or permitted under Applicable Pension Laws, as may be determined by the Pension Committee in its absolute discretion, in such form as may be permitted under Applicable Pension Laws.

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(b)	The value of the Member’s DC Account shall be determined as of the Valuation Date coincident with or immediately preceding the date of distribution.

(c)	Distribution of the Member’s DC Account on the death of a Member to the Member’s Beneficiary who is not a Spouse shall be made as a lump sum cash payment.

7.03	Timing of Payment

Any death benefit payable under this Article 7 shall be paid as soon as practicable after the DC Member’s death.

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Article 8 – Termination of Employment

8.01	Termination of Employment

A DC Member whose employment with the Company ceases other than by death or retirement in accordance with Article 6 shall receive his DC Account.

8.02	Payment of Accounts

Distribution of the DC Account payable to a Member shall be made as:

(a)	a transfer to another registered pension plan, provided the administrator of the other plan permits the transfer; or

(b)	a transfer to a locked-in retirement savings arrangement prescribed under the Applicable Pension Laws; or

(c)	a transfer to an insurance company licensed to carry on business in Canada for the purchase a life annuity, commencing no later than the end of the calendar year in which the Member attains age 71, or such other age as may be permitted under Revenue Rules, in a form acceptable under Applicable Pension Laws and Revenue Rules.

The value of the Member’s DC Account shall be determined as of the Valuation Date coincident with or immediately preceding the date of distribution.

8.03	Payment in Default of Election

If a DC Member who is entitled to elect distribution of his DC Account under Section 8.02 fails to make an election within the time required or permitted under Applicable Pension Laws, the Pension Committee may, in its absolute discretion, select an insurance company and purchase an annuity on behalf of the DC Member. Such annuity shall be payable commencing on the DC Member’s Normal Retirement Date and in the form of specified in Section 6.03.

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Article 9 – Transfers of Employment

9.01	Transfers Out of the Plan

(a)	If a DC Member is transferred within the Company to a category of employment such that the Member ceases to be an Employee for the purposes of the Plan or to an affiliated or associated company, this transfer shall not constitute a termination of employment for the purposes of Article 6 and Article 8 of Part 2 provided the Member does not elect, as may be provided under Applicable Pension Laws, to receive benefits in accordance with Article 8. Such Member’s DC Account shall be distributed upon the Member ceasing to accrue Continuous Service.

(b)	A Member to whom paragraph (a) applies, provided the Member does not elect, as may be provided under Applicable Pension Laws, to receive benefits in accordance with Article 8, shall continue to direct the investment of his DC Account in accordance with Section 5.03.

9.02	Transfers Into the Plan

If an employee of the Company or an affiliated or associated company is transferred to a category of employment such that the employee becomes an Employee for the purposes of the Plan, such Employee shall become a DC Member of the Plan upon the date of transfer of employment.

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PART 3 – Defined Benefit Provisions

Article 1 – Application

1.01	The provisions of this Part 3 of the Plan shall apply to all DB Members.

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Article 2 – Credited Service

2.01	Credited Service

Credited Service with respect to a DB Member means the number of years (counting completed days as fractions thereof) in that part of the Member’s Continuous Service in Canada during which he made Required Contributions under the Plan or the Prior Plan.

2.02	Exclusions, Inclusions and Adjustments of Credited Service

Notwithstanding Section 2.01, Credited Service is subject to the following exclusions, inclusions and adjustments.

(a)	Adjustments for Less-Than-Full-Time Work

With respect to any period of Continuous Service during which the Member is not in full-time employment with the Company, Credited Service shall be determined on a pro rata basis, taking into account the actual number of hours worked by the Member compared to the regular number of hours the Member would have worked had the Member been employed on a full-time basis; provided, however, that Credited Service accrued during such period shall not exceed the Credited Service the Member would have accrued had the Member been employed on a full-time basis.

(b)	Exclusions from Credited Service

Credited Service shall exclude:

(i)	any period excluded from Credited Service prior to January 1, 1991 under the terms of the Plan and the Prior Plan in effect prior to January 1, 1991, as may be applicable to the Member; and

(ii)	any period which would result in Credited Service exceeding:

(A)	thirty-five (35) years; less

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(B)	any period of service for which the Member has accrued and remains contingently or absolutely entitled to pension benefits under the terms of another registered pension plan of the Company.

(c)	Special Inclusions in Credited Service

Credited Service shall include:

(i)	any period of Long-Term Disability provided under Article 10;

(ii)	any period of service with another employer provided under this Article 2;

(iii)	any period of lay-off as described in subparagraph 2.18 of Part 1, that commenced on or after January 1, 1991;

(iv)	any leave of absence constituting pregnancy or parental leave, as may be duly authorized by the Company, provided that such leave does not exceed two (2) years; and

(v)	any period of leave or military service, other than a period included under subparagraphs (iii) and (iv), during which:

(A)	the Member has no Earnings;

(B)	legislation applicable to the Member requires the that Member be permitted to make the contributions that would have been required had the Member been active at work during such period; and

(C)	the Member elects to make the contributions specified in subparagraph (B).

For each period included in Credited Service as a result of subparagraphs (iii), (iv) and (v), the number of hours worked by the Member during such period is deemed to equal the average of the hours worked by the Member during the three (3) months preceding such period.

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In no event shall any period included in Credited Service under this paragraph (c) cause Credited Service to exceed the maximum period specified in subparagraph (b)(ii).

(d)	Prescribed Compensation Limits

In no event, however, shall the total periods of Credited Service included under subparagraphs (c)(iii), (c)(iv) and (c)(v), in respect of a Member, excluding those throughout which the Member suffers a physical or mental impairment, as certified in writing by a qualified medical practitioner, that prevents the Member from performing the duties of employment in which the Member was engaged before the commencement of the impairment, exceed the sum of:

(i)	the full-time equivalent of five (5) years; and

(ii)	the number of months of parenting leaves, as defined in Revenue Rules, subject to a maximum of the full-time equivalent of thirty-six (36) months of such parenting leaves and a maximum of the full-time equivalent of twelve (12) months for any one parenting leave;

such total limit being subject to further adjustment at the sole discretion of the Company, as permitted under Revenue Rules, taking into account the Plan’s pension formula applicable to the Member.

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Article 3 – Required Contributions

3.01	Required Contributions

(a)	Subject to Section 3.02, in each calendar year or portion thereof, each DB Member shall contribute to the Plan, by regular payroll deduction, the amount specified in paragraph (b) or (c), as applicable. Such Required Contributions shall commence on the date of initial membership and shall cease, subject to Section 3.03, upon the earliest of:

(i)	the Member’s transfer to a category of employment such that the Member ceases to be an Employee;

(ii)	the Member’s termination of employment;

(iii)	the Member’s Retirement Date;

(iv)	the Member’s death;

(v)	the date of discontinuance of the Plan; and

(vi)	the date on which the Member’s Credited Service attains the maximum period specified in subparagraph 2.02(b)(ii)of Part 3.

(b)	The Required Contributions of an Option 1 DB Member, in each calendar year or portion thereof, shall be the sum of (i) and (ii), where:

(i)	is one and one-quarter percent (1 1/4%) of the Member’s Earnings which do not exceed the YMPE; and

(ii)	is two and one-half percent (2 1/2%) of the Member’s Earnings which exceeds the YMPE.

(c)	The Required Contributions of an Option 2 DB Member, in each calendar year or portion thereof, shall be the sum of (i) and (ii), where:

(i)	is two and one-half percent (2 1/2%) of the Member’s Earnings which do not exceed the YMPE; and

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(ii)	is five percent (5%) of the Member’s Earnings which exceeds the YMPE.

(d)	Such Required Contributions shall be paid into the Fund within the time limits specified in Applicable Pension Laws.

(e)	In no event, however, shall a Member’s Required Contributions in any calendar year exceed the sum of (i) and (ii), where:

(i)	is seventy percent (70%) of the Member’s pension credits under the Plan for the calendar year, as determined under Revenue Rules; and

(ii)	is $1,000.

3.02	Non-Contributing Members

A DB Member shall not contribute to the Plan if the Member suffers a Long-Term Disability or does not receive Earnings while on lay-off or other leave of absence. Upon the Member returning to work after a period of lay-off, leave of absence or Long-Term Disability, Required Contributions shall resume immediately. For greater certainty, Credited Service shall continue to accrue during such periods in accordance with the provisions of paragraph 2.02(c).

3.03	Contributions After Normal Retirement Date[5]

A DB Member shall cease making Required Contributions upon the earliest of the date specified in Section 3.01 and his Normal Retirement Date. Notwithstanding the above, if such a Member decides to continue to contribute after Normal Retirement Date, such contributions will be considered additional voluntary contributions.

[5]	Applicable as modified in Appendix A for Members employed in Ontario.

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Article 4 – Interest Credits

4.01	Required Contributions[6]

Subject to Applicable Pension Laws, Interest shall be credited on accumulated Required Contributions in accordance with the remainder of this Section.

(a)	Interest on Required Contributions is calculated at the end of each Plan Year.

(b)	Subject to paragraph (d), the Accumulated Contributions at the end of the previous Plan Year are credited with Interest for the full Plan Year.

(c)	Interest shall be credited on Required Contributions made during the Plan Year based upon one-half ( 1/2) of the period for which the Member made Required Contributions.

(d)	Interest shall be compounded annually at the end of each Plan Year, with proportionate Interest up to the first (1st) day of the month in which the payment falls due or up to the Member’s Retirement Date, whichever shall first occur.

(e)	The rate of Interest credited to Required Contributions shall be the greater of four percent (4%) and the rate of return attributable to the defined benefit portion of the Fund for the Plan Year, as determined by the Company. However, the rate of Interest applicable for the year immediately preceding the calendar year of the Date of Determination shall be used for the Interest calculation in respect of the calendar year of the Date of Determination.

[6]	Applicable as modified in Appendix A for a Member employed in Ontario.

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Article 5 – Retirement Income Formulae

The formulae shown in this Article are used in the calculation of the retirement income in respect of a DB Member, and the amount derived therefrom is the basis on which the actual amount of retirement income shall be determined in accordance with the applicable provisions of the Plan.

5.01	Plan Formula

The annual amount of retirement income as of a Member’s Date of Determination shall be equal to the greater of (a) and (b), where:

(a)	is the Formula Pension Credit, plus the Special Pension Adjustment, as defined respectively in Section 5.02 and Section 5.03; and

(b)	is the Minimum Pension Credit as defined in Section 5.05.

5.02	Formula Pension Credit

(a)	The Formula Pension Credit of an Option 1 DB Member shall be the sum of (i) and (ii), where:

(i)	is one percent (1%) of the Member’s Best Average Earnings which do not exceed the YMPE Average; and

(ii)	is one and three-quarter percent (1.75%) of the Member’s Best Average Earnings in excess of the YMPE Average;

multiplied by the Member’s Credited Service.

(b)	The Formula Pension Credit of an Option 2 DB Member shall the sum of (i) and (ii), where:

(i)	is one and one-tenth percent (1.1%) of the Member’s Best Average Earnings which do not exceed the YMPE Average; and

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(ii)	is one and eighty-five hundredths percent (1.85%) of the Member’s Best Average Earnings in excess of the YMPE Average;

multiplied by the Member’s Credited Service.

5.03	Special Pension Adjustment

(a)	An Employee who was a member of the Prior Plan as of December 31, 1973 shall be entitled to an additional amount equal to all or a portion of the Member’s Maximum Available Award as defined in Section 5.04. The portion of the Maximum Available Award payable shall be equal to (i) multiplied by (ii), where:

(i)	is the amount by which sixty percent (60%) of the Member’s Average Earnings is greater than the sum of the benefit determined in accordance with Section 5.02 and the Member’s Government Benefits; and

(ii)	is the ratio that the Member’s Credited Service on the Date of Determination bears to the Credited Service the Member would have completed at the later of the Date of Determination and the first (1st) day of the month following the Member having attained age fifty-five (55).

For the purposes of this paragraph, “Government Benefits” means the Quebec Pension Plan or the Canada Pension Plan benefits to which a Member would be entitled on such date if he were then age sixty-five (65).

For the purposes of this Section, “Average Earnings” means:

(iii)	for an Option 1 DB Member, the Member’s Best Average Earnings; and

(iv)	for an Option 2 DB Member, the Member’s Best Average Earnings determined as if he were an Option 1 DB Member.

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5.04	Maximum Available Award

“Maximum Available Award” with respect to an Employee who was a member of the Prior Plan on December 31, 1973, means an annual amount equal to the sum of (a) and (b), where:

(a)	is one percent (1%) of that portion of the Member’s Earnings during the calendar year 1973 which does not exceed the YMPE for the year 1973; and

(b)	is two percent (2%) of that portion of the Member’s Earnings during the calendar year 1973 which exceeds the YMPE for the year 1973;

multiplied by the Member’s Credited Service as of December 31, 1973, less the Member’s Formula Pension Credit as of December 31, 1973, determined in accordance with the terms of the Prior Plan. In no case shall the Maximum Available Award be less than zero (0).

5.05	Minimum Pension Credit

The Minimum Pension Credit of a Member shall be an amount equal to his retirement income accrued at December 31, 1990 under the terms of the Plan as of that date.

5.06	Additional Retirement Income

Notwithstanding the foregoing provisions of this Article, the Company may, in its sole discretion, grant an additional amount of retirement income to a Member whose retirement with the Company occurs after his fifty-fifth (55th) birthday. The additional amount of retirement income granted under this Section shall comply with Applicable Pension Laws and Revenue Rules.

5.07	Maximum Retirement Income

(a)	For the purposes of this Section, ‘Past Pensionable Service” means any period of Credited Service granted to the Member after June 7, 1990 and performed prior to January 1, 1990 in a calendar year during which:

(i)	the Member did not accrue Credited Service under the terms of the Plan in effect prior to June 8, 1990;

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(ii)	the Member did not accrue pension benefits under the terms of any other registered pension plan in effect prior to June 8, 1990; and

(iii)	contributions were not made by, or on behalf of, the Member under the money purchase provision of any registered pension plan or deferred profit sharing plan of the Company.

(b)	Notwithstanding the foregoing provisions of this Article, the annual rate, at the Member’s Date of Determination, of the Member’s retirement income under the foregoing provisions of this Article, in respect of the Member’s Credited Service, excluding any Past Pensionable Service, shall not exceed the product of (i) and (ii), where:

(i)	is the lesser of (A) and (B), where:

(A)	is two percent (2%) of the Member’s Best Average Earnings; and

(B)	is the defined benefit limit as defined under Revenue Rules at the Date of Determination;

(ii)	is the Member’s Credited Service, excluding Past Pensionable Service.

(c)	Notwithstanding the foregoing provisions of this Article, the annual rate, at the Member’s Date of Determination, of the retirement income under the foregoing provisions of this Article, in respect of Past Pensionable Service, shall not exceed the product of (i) and (ii), where:

(i)	is two-thirds (2/3) of the amount specified in subparagraph (b)(i)(B);

(ii)	is Past Pensionable Service.

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Article 6 – Amount of Retirement Income

6.01	Normal Retirement

A DB Member who retires on his Normal Retirement Date shall receive an amount of retirement income payable from his Normal Retirement Date, determined in accordance with Article 5, using his Normal Retirement Date as the Date of Determination.

6.02	Early Retirement

(a)	A DB Member who retires while accruing Continuous Service on his Early Retirement Date will receive retirement income starting, at the Member’s election, on the first (1st) day of any month from his Early Retirement Date to his Normal Retirement Date. Subject to paragraph (e), the amount of his retirement income shall be equal to the amount determined in accordance with Article 5, without regard to Section 5.07, using the Member’s Early Retirement Date as the Date of Determination, multiplied by the early retirement factor determined in accordance with paragraph (b), (c) or (d), as applicable.

(b)	For a Member who joined the Plan or a Salaried Plan before January 1, 1991, the early retirement factor referred to in paragraph (a) shall be one hundred percent (100%) less a percentage for each month, if any, by which the Pension Commencement Date precedes the first (1st) day of the month immediately following the Member’s sixtieth (60th) birthday, such percentage being:

(i)	with respect to an Option 1 DB Member, one-third of one percent (1/3%);

(ii)	with respect to an Option 2 DB Member, one-quarter of one percent (1/4%).

(c)	For a Member who joined the Plan or a Salaried Plan on or after January 1, 1991 and was last hired by the Company prior to January 1, 2007, the early retirement factor referred to in paragraph (a) shall be one hundred percent (100%) less one-quarter of one percent (1/4%) for each month, if any, by which the Pension Commencement Date precedes the earliest of:

(i)	the Member’s Normal Retirement Date; and

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(ii)	the first (1st) day of the month immediately following the date on which the Member would have both attained age sixty (60) and completed twenty-five (25) years of Continuous Service.

(d)	For a Member who was last hired by the Company on or after January 1, 2007, the early retirement reduction factor referred to in paragraph (a) shall be equal to one hundred percent (100%) less one-half of one percent (1/2%) for each month, if any, that the Member’s Pension Commencement Date precedes the Member’s Normal Retirement Date.

(e)	The annual rate of the retirement income payable to a Member at his Pension Commencement Date under the foregoing provisions of this Section shall not exceed the amount determined in accordance with Section 5.07, using the Member’s Pension Commencement Date as the Date of Determination, multiplied by an early retirement factor equal to one hundred percent (100%) less one-quarter percent (1/4%) for each month, if any, by which the Pension Commencement Date precedes the earliest of:

(i)	the date the Member attains age sixty (60);

(ii)	the date the Member completed, or would have completed had the Member continued in employment after his Early Retirement Date, thirty (30) years of early retirement eligibility service (as defined in Revenue Rules); and

(iii)	the date on which the aggregate of the Member’s age and early retirement eligibility service (as defined in Revenue Rules) is, or would have been had the Member continued in employment after his Early Retirement Date, equal to eighty (80) years.

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6.03	Bridge Benefit

(a)	In addition to the retirement income specified in Section 6.02, an Option 2 DB Member who retires on his Early Retirement Date while accruing Continuous Service shall receive a monthly temporary retirement income payable from his Pension Commencement Date to the end of the month preceding the earliest of his Normal Retirement Date and the date of his death. This monthly retirement income is equal to one-twelfth (1/12) of one hundred and fifty dollars ($150) multiplied by the Member’s Credited Service.

(b)	The monthly temporary retirement income payable under paragraph (a) at Pension Commencement Date shall not exceed the product of (i) and (ii), where:

(i)	is the sum of (A) and (B), where:

(A)	is the maximum monthly pension benefit payable under the Old Age Security Act as at Pension Commencement Date; and

(B)	is the maximum monthly pension benefit payable under the Canada Pension Plan as at Pension Commencement Date to a person commencing to receive such pension benefit at age sixty- five (65), multiplied by the ratio, not to exceed one (1), that the total of the Option 2 DB Member’s remuneration for the three (3) calendar years in which the remuneration is the highest bears to the total of the YMPE for those three (3) years;

(ii)	is the sum of (A) and (B), where:

(A)	is the ratio that the Option 2 DB Member’s Credited Service prior to January 1, 1992 bears to his total Credited Service; and

(B)	is the product of (1), (2) and (3), where:

(1)	is the ratio that the Option 2 DB Member’s Credited Service after December 31, 1991 bears to his total Credited Service;

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(2)	is the ratio that the lesser of ten (10) and the Option 2 DB Member’s Credited Service bears to ten (10); and

(3)	is one hundred percent (100%) less one-quarter of one percent (1/4%) for each month, if any, by which the Member’s Pension Commencement Date precedes the date the Option 2 DB Member attains age sixty (60).

(c)	Notwithstanding the foregoing provisions of this Section, the annual rate of that portion of the retirement income payable to the Option 2 DB Member at his Pension Commencement Date, in respect of Credited Service after December 31, 1991 under the foregoing provisions of this Section and Section 6.02, shall not exceed the sum of (i) and (ii), where:

(i)	is the product of (A) and (B), where:

(A)	is the amount specified in subparagraph 5.07(b)(i)(B); and

(B)	is the Option 2 DB Member’s Credited Service after December 31, 1991;

(ii)	is the product of (A) and (B), where:

(A)	is twenty-five percent (25%) of the average of the YMPE for the calendar year in which the retirement income commences to be paid and the two (2) preceding calendar years, divided by thirty- five (35); and

(B)	is the Member’s Credited Service after December 31, 1991.

(d)	Notwithstanding the foregoing, an Option 2 DB Member who is last hired by the Company on or after January 1, 2007 shall not be entitled to the monthly temporary retirement income payable under this Section 6.03.

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6.04	Postponed Retirement[7]

(a)	A DB Member who continues in employment with the Company beyond Normal Retirement Date shall cease to make Required Contributions upon the earliest of the date specified in Section 3.01 and, if applicable, Section 3.03.

(b)	A Member retiring on a Postponed Retirement Date shall receive an amount of retirement income payable from the Member’s Postponed Retirement Date that is the sum of (i) and (ii), where:

(i)	is the amount of retirement income determined in accordance with Article 5, using the Member’s Normal Retirement Date as the Date of Determination, based on the Plan provisions in effect on the Member’s Normal Retirement Date; and

(ii)	is the amount of retirement income that is the Actuarial Equivalent of the retirement income under subparagraph (i) above that would have been paid since Normal Retirement Date, with interest thereon.

Furthermore, if such a Member has made additional optional contributions during its postponement period, the retirement income should be increased by a monthly amount equal to the Actuarial Equivalent of these additional optional contributions.

(c)	Notwithstanding paragraph (b) above, a Member who continues in the employment of the Company beyond Normal Retirement Date may elect to receive payment of all or a portion of such Member’s retirement income determined in accordance with Article 5, using the Member’s Normal Retirement Date as the Date of Determination, but only to the extent necessary to compensate for a reduction in salaries or wages, as defined in Applicable Pension Laws, incurred on or after Normal Retirement Date.

[7]	Applicable as modified in Appendix A for a Member employed in Ontario.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 77

(d)	No Member may exercise the right specified in paragraph (c) more than once per twelve (12) month period, except pursuant to an agreement with the Pension Committee.

(e)	If a Member elects to receive the payment of all or a portion of his retirement income prior to Postponed Retirement Date, the retirement income commencing on the Postponed Retirement Date shall be equal to the retirement income under paragraph (b) less the Actuarial Equivalent of the retirement income received prior to Postponed Retirement Date.

6.05	Additional Retirement Benefits[8]

An Option 1 DB Member or an Option 2 DB Member who is eligible to receive benefits in accordance with the foregoing provisions of this Article, shall receive the following additional benefits:

(a)	an additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1987 (or January 1, 1990 for an Option 1 DB Member), together with Interest, exceed the Actuarial Equivalent value of any retirement income earned in respect of Credited Service prior to January 1, 1987 (or January 1, 1990 for an Option 1 DB Member); and

(b)	an additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made on or after January 1, 1987 (or January 1, 1990 for an Option 1 DB Member), together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of the retirement income earned in respect of Credited Service, or Plan amendment made on or after January 1, 1987 (or January 1, 1990 for an Option 1 DB Member).

[8]	Applicable as modified in Appendix A for a Member employed in Ontario.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 78

6.06	Phased Retirement[9]

(a)	A Member who has attained age 55 and whose working time is reduced, in accordance with a phased retirement agreement with the Company, may receive, on request, for each calendar year covered by the agreement with the Company, a lump sum payment which shall not exceed the lesser of (i), (ii) and (ii), where:

(i)	is seventy percent (70%) of the reduction in the Member’s remuneration resulting from the reduction in his working time during that year;

(ii)	is forty percent (40%) of the YMPE for that year; and

(iii)	is the sum of (A) and (B), where:

(A)	is the lump sum Actuarial Equivalent of the benefits the Member would have been eligible to receive in accordance with Section 9.01, had the Member terminated employment on the date the lump sum payment is made and assuming payment of any retirement income entitlement commencing on the Member’s Normal Retirement Date; and

(B)	is the balance of the Member’s OPP Member Account and the Member’s OPP Company Account under Appendix B.

(b)	A Member may not receive, in the same calendar year, the benefit provided for in this Section and a retirement income payable under paragraph 6.04(c).

(c)	If a Member elects to receive a payment in accordance with paragraph (a):

(i)	subject to the other provisions of the Plan, the payment of Required Contributions and accrual of Credited Service shall continue;

(ii)	the Member’s OPP Company Account under Appendix B shall be reduced by the payment received by the Member;

[9]	Applicable as modified in Appendix A for Members employed in Ontario.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 79

(iii)	the Member’s OPP Member Account under Appendix B shall be reduced by the excess, if any, of the payment received by the Member over his OPP Company Account under Appendix B;

(iv)	a reducing retirement income, payable in accordance with Article 7 , commencing at Normal Retirement Date is determined as at the date the payment under paragraph (a) is made; and

(v)	any benefit subsequently payable under the other provisions of the Plan shall be reduced by the Actuarial Equivalent of the reducing retirement income specified in subparagraph (iv).

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 80

Article 7 – Payment of Retirement Benefits

7.01	Normal Form

Subject to Sections 7.02 and 7.03, payment of retirement income payable under Articles 6 or 9 , except any temporary retirement income payable under Section 6.03, shall be in the form of an annual retirement income payable in equal monthly instalments for the life of the DB Member with the last payment due on the first (1st) day of the month in which the death of the Member occurs and with a guarantee that if the Member dies before sixty (60) payments are made, the remaining payments shall be paid to the Member’s Beneficiary.

7.02	Statutory Spousal Pension

(a)

Subject to Section 7.03, if a DB Member has a Spouse on the date on which payment of the first (1st) instalment of the retirement income is due, the annual lifetime retirement income, except any temporary retirement income payable under Section 6.03, shall be payable in equal monthly instalments for the life of the Member, with the last payment due to the Member on the first (1st) day of the month in which the death of the Member occurs and sixty percent (60%) continuing to be paid to the Member’s Spouse, commencing on the first (1st) day of the month following the month in which the death of the Member occurs and ending on the first (1st) day of the month in which the death of the Member’s Spouse occurs.

(b)	For an Option 1 DB Member, the value of the benefit payable under the form described in paragraph (a) shall be the Actuarial Equivalent of the benefit payable under the normal form described in Section 7.01.

(c)	For an Option 2 DB Member, the value of the benefit payable under the form described in paragraph (a) shall be the Actuarial Equivalent of the benefit payable under the optional form described in paragraph 7.03(c).

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 81

(d)	A Spouse who has waived, in accordance with Applicable Pension Laws, the right to a contingent retirement income under paragraph (a) may revoke such a waiver, provided the Pension Committee is notified thereof in writing prior to the date on which payment of the Member’s retirement income commences.

7.03	Election of Optional Form

(a)

In lieu of the retirement income described in Sections 7.01 and 7.02, a DB Member may, in the written form prescribed by and filed with the Pension Committee prior to payment of the first (1st) instalment of the benefit, elect to receive the retirement income payable under Articles 6 or 9, except any temporary retirement income payable under Section 6.03, in one of the forms specified in the following paragraphs (b), (c), (d), (e), and for a Quebec Member only, paragraphs (f) and (g). If a Member who has a Spouse makes an election under paragraph (b), (c), (d) or (e), or for a Quebec Member, paragraphs (f) or (g), it shall be subject to, a spousal waiver, in accordance with Applicable Pension Laws. An election to receive an optional form of retirement income under this Section may be revoked or changed provided that either:

(i)	written notice of such revocation or change is received from the Member by the Pension Committee prior to payment of the first (1st) instalment of the benefit; or

(ii)	if the Member elected an optional form under paragraph (b) or (c), the Member’s Spouse has died prior to payment of the first (1st) instalment of the benefit.

(b)	Life Annuity - Guaranteed Term

The retirement income is in the form of an annual retirement income payable in equal monthly instalments for the life of the Member with the last payment due on the first (1st) day of the month in which the death of the Member occurs and with a guarantee that if the Member dies before one hundred and twenty (120) or one hundred and eighty (180) payments are made, as elected by the Member, the remaining payments shall be paid to the Member’s Beneficiary. The value of the benefit payable under an optional form described in this paragraph shall be the Actuarial Equivalent of the benefit payable under the normal form described in Section 7.01.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 82

(c)	Life Annuity Continuing to Spouse – 60%

The retirement income is in the form of an annual retirement income payable in equal monthly instalments for the life of the Member, with the last payment due to the Member on the first (1st) day of the month in which the death of the Member occurs and sixty percent (60%) of such retirement income continuing to be paid to the Member’s Spouse, commencing on the first (1st) day of the month following the month in which the death of the Member occurs and ending on the first (1st) day of the month in which the death of the Member’s Spouse occurs. For an Option 1 DB Member and for an Option 2 DB Member last hired on or after January 1, 2007, the value of the benefit payable under this optional form shall be the Actuarial Equivalent of the benefit payable under the normal form described in Section 7.01 of Part 3. For an Option 2 DB Member last hired prior to January 1, 2007, no actuarial adjustment is applied.

(d)	Life Annuity Continuing to Spouse – 66-2/3%, 75% or 100%

The retirement income is in the form of an annual retirement income payable in equal monthly instalments for the life of the Member, with the last payment due to the Member on the first (1st) day of the month in which the death of the Member occurs and sixty-six and two-thirds percent (66-2/3%), seventy- five percent (75%) or one hundred percent (100%) of such retirement income, as elected by the Member, continuing to be paid to the Member’s Spouse, commencing on the first (1st) day of the month following the month in which the death of the Member occurs and ending on the first (1st) day of the month in which the death of the Member’s Spouse occurs. For an Option 1 DB Member, the value of the benefit payable under an optional form described in this paragraph shall be the Actuarial Equivalent of the benefit payable under the normal form described in Section 7.01. For an Option 2 DB Member, the value of the benefit payable under an optional form described in this paragraph shall be the Actuarial Equivalent of the benefit payable under the optional form described in paragraph (c).

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 83

(e)	Level Income Option

A Member retiring prior to his Normal Retirement Date may elect to receive a retirement income payable in monthly instalments of an increased amount until the Member is eligible to receive Old Age Security benefits, but, in no event later than December 1st of the calendar year in which the Member attains age sixty-five (65), whereupon the amount of the monthly instalment shall decrease. The reduction in retirement income shall not exceed the Member’s total expected government-sponsored pensions, determined as if the Member were age sixty-five (65) at his Pension Commencement Date. This option is not available if the retirement income payments are not large enough for such an adjustment to be made.

The Member may elect to have the level income option described in this paragraph (e) applied in combination with any other form of payment provided for in the Plan. Unless otherwise required by Applicable Pension Laws and Revenue Rules, any benefits payable to the Member’s Beneficiary or Spouse after the Member’s death shall be determined in accordance with such other form of payment elected by the Member and shall be based on the monthly instalments that would have been payable to the Member under the level income option.

The value of the benefit payable under the level income option, before and after the date on which the Member is eligible to receive Old Age Security benefits shall be the Actuarial Equivalent of the benefit which would have been otherwise payable had the Member not elected the level income option.

(f)	One Hundred and Twenty (120) Month Guarantee Option

(i)

A Member may, subject to the conditions and actuarial adjustment specified in this Section 7.03, elect to receive the retirement income payable under Articles 6 or 9 , except any temporary retirement income

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 84

payable under Section 6.03, in the form of an annuity payable in equal monthly instalments for the life of the Member, with the last payment due on the first (1st) day of the month in which the death of the Member occurs and with a guarantee that if the Member dies before one hundred and twenty (120) payments are made, the remaining payments shall continue to be paid to the Member’s Beneficiary.

(ii)

A Member who, at the date the first (1st) instalment is due, has a Spouse who has not waived, in prescribed form, the right to a contingent retirement income, may elect to receive the retirement income payable under Articles 6 or 9, except any temporary retirement income payable under Section 6.03, in the form of an annuity payable as follows:

(A)	equal monthly instalments are paid for the life of the Member, until the last instalment due on the first (1st) day of the month in which the death of the Member occurs;

(B)

if the Member dies before one hundred and twenty (120) monthly instalments are made and the Spouse is still alive, sixty percent (60%) of the instalments continue to be paid to the Spouse and forty percent (40%) of the instalments continue to be paid to the Member’s Beneficiary commencing on the first (1st) day of the month following the month in which the death of the Member occurs and ending on the earlier of:

(1)	the first (1st) day of the month in which the death of the Member’s Spouse occurs; and

(2)	the first (1st) day of the month in which a total of one hundred and twenty (120) monthly instalments are paid to the Member and the Spouse;

and, if the date under (1) occurs prior to the date under (2), the instalments continue to be paid to the Member’s Beneficiary, commencing on the first (1st) day of the month following the

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 85

month in which the death of the Spouse occurs and ending on the first (1st) day of the month in which a total of one hundred and twenty (120) monthly instalments are paid to the Member, the Spouse and the Spouse’s estate;

(C)

if the Member dies before one hundred and twenty (120) monthly instalments are made and the Spouse has predeceased the Member, the instalments continue to be paid to the Member’s Beneficiary commencing on the first (1st) day of the month following the month in which the death of the Member occurs and ending on the first (1st) day of the month in which a total of one hundred and twenty (120) monthly instalments are paid to the Member and the Beneficiary; and

(D)	after the Member’s death and provided the Spouse is still alive, monthly instalments equal to sixty percent (60%) of the retirement income that was payable to the Member continue to be paid to the Spouse commencing on the later of:

(1)	the first (1st) day of the month following the month in which the death of the Member occurs; and

(2)	the first (1st) day of the month that is one hundred and twenty (120) months later than the date the first (1st) instalment was paid to the Member.

The benefit payable under this paragraph shall be the Actuarial Equivalent of the benefit payable under Section 7.01.

(iii)	If the Member elects the form of payment specified in subparagraph (i) or (ii) and if the Member dies before one hundred and twenty (120) monthly instalments are made, the temporary retirement income payable under Section 6.03 shall continue to be paid to the Member’s Beneficiary, the Spouse or the Spouse’s estate, as applicable under subparagraph (i) or (ii), until the earlier of:

(A)	the first (1st) day of the month in which a total of one hundred and twenty (120) monthly instalments are made; and

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 86

(B)	the first (1st) day of the month preceding the Member’s Normal Retirement Date.

The benefit payable under this paragraph shall be the Actuarial Equivalent of the benefit payable under Section 6.03.

(g)	Temporary Pension Option

(i)

A Member who elects to receive his retirement income payable under Articles 6 or 9 prior to his Normal Retirement Date and who files a duly signed form prescribed by Applicable Pension Laws with the Pension Committee prior to the payment of the first (1st) instalment of the benefit, may elect to receive his retirement income, except any temporary retirement income payable under Section 6.03, in the form of a life annuity plus a temporary annuity ceasing in the month preceding the Member’s Normal Retirement Date, both payable in equal monthly instalments. The annual amount of the temporary annuity shall be fixed by the Member before payment begins, but shall not exceed (A) minus (B), where:

(A)	is the lesser of (1) and (2), where:

(1)	is forty percent (40%) of the YMPE in the year of payment commencement; and

(2)	is the maximum annual amount of temporary retirement income permitted by Revenue Rules;

(B)	is the annual amount of any temporary retirement income payable under Section 6.03.

(ii)	If the Member elects the temporary pension option described in this Section, any benefits payable to the Member’s Beneficiary or Spouse

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 87

after the Member’s death shall be determined in accordance with such other form of payment elected by the Member in accordance with Article 7 , any guarantee or continuance being applied to the annuity payment pattern resulting from the temporary pension option.

(iii)	The value of the benefits payable under the temporary pension option shall be the Actuarial Equivalent of the benefit which would have been otherwise payable had the Member not elected the temporary pension option.

(iv)	A Spouse who becomes entitled to the payment of a retirement income under the Plan may elect the temporary pension option described in the foregoing provisions of this Section, adapted as required.

(h)	Other Options

In lieu of any other form of retirement income specified in this Article, a Member may elect any other optional form that Applicable Pension Laws require to be made available to the Member or as may be approved and made available by the Company from time to time, subject to Applicable Pension Laws and Revenue Rules.

7.04	Spousal Continuance of Bridge Benefits

If the retirement income of an Option 2 DB Member is paid in accordance with Section 7.02 or if an Option 2 DB Member elects to receive his retirement income in accordance with paragraph 7.03(c) or 7.03(d), sixty percent (60%) of any temporary retirement income payable under Section 6.03 shall continue to be paid to the Option 2 DB Member’s Spouse, commencing on the first (1st) day of the month following the month in which the death of the Option 2 DB Member occurs and ending on the first (1st) day of the month preceding the earliest of the Option 2 DB Member’s Normal Retirement Date and the date on which the death of the Spouse occurs. No actuarial adjustment is applied to the Option 2 DB Member’s temporary retirement income to account for the continuation to his Spouse under this Section.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 88

7.05	Redetermination of Form of Pension[10]

(a)	If a Member receives retirement income under a form that provides for the continuance of the retirement income to the Spouse after the Member’s death and if, after the commencement of the Member’s retirement income, the Member’s Spouse ceases to be entitled to the contingent retirement income by virtue of paragraph 2.52(f) of Part 1, the Member may, if provided by the Applicable Pension Laws be entitled to a redetermination of the retirement income. The redetermined retirement income shall be in the same amount and have the same characteristics as the retirement income that would be payable to the Member at the date of redetermination had the Member not had a Spouse on the date the payment of the retirement income began.

(b)	Unless the Pension Committee has received the notice provided for in paragraph 2.52(f) of Part 1, the Pension Committee shall redetermine the Member’s retirement income in accordance with paragraph (a) if the benefits accrued to the Member under the Plan are partitioned, pursuant to Section 6.02 of Part 1, subsequent to the commencement of the Member’s retirement income.

(c)	If the Member requests a redetermination in accordance with paragraph (a) and the effective date of the judgement granting the separation from bed and board, the divorce or the annulment of the marriage, or the date of the cessation of the conjugal relationship, is prior to January 1, 2001, the redetermination shall be effective as of the date of the Member’s request.

[10]	Applicable as modified in Appendix A for a Member employed in Ontario.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 89

Article 8 – Death Benefits

8.01	Death Benefits Prior to Retirement Date[11]

If a DB Member who is accruing Continuous Service dies prior to Normal Retirement Date, the Spouse, or, if there is no Spouse or if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary, shall receive the sum of (a), (b) and (c), where:

(a)	is the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.01, in respect of Credited Service, or Plan amendments made, on or after January 1, 1987 (or January 1, 1990 for an Option 1 DB Member), had the Member terminated employment on the date of death;

(b)	is the benefit payable under paragraph 6.05(b); and

(c)	is the Member’s Required Contributions made prior to January 1, 1987 (or January 1, 1990 for an Option 1 DB Member), together with Interest.

The benefit payable under paragraph (a) shall be adjusted in the manner specified in paragraph 9.01(b) and shall bear interest from the date of the Member’s death to the date of payment, based on the interest rate used to determine the benefit.

The above benefits shall be payable as a lump sum.

8.02	Death Benefits After Normal Retirement Date and Before Postponed Retirement Date[12]

If a DB Member who is accruing Continuous Service dies on or after Normal Retirement Date, but before Postponed Retirement Date, benefits shall be paid, subject to paragraph (c), in accordance with the following paragraph (a) or (b), as applicable.

[11]	Applicable as modified in Appendix A for a Member employed in Ontario.
[12]	Applicable as modified in Appendix A for a Member employed in Ontario.

Régime de retraite des employés horaires

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de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 90

(a)	If there is a Spouse who has not waived, in accordance with Applicable Pension Laws, the right to the retirement income payable under this paragraph, the Spouse shall receive a retirement income equal to the greater of (i) and (ii), where:

(i)	is the retirement income that is the Actuarial Equivalent of the sum of:

(A)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 6.04, in respect of Credited Service, or Plan amendments made, on and after January 1, 1987 (January 1, 1990 for an Option 1 DB Member), had the Member retired on the date of death;

(B)	the benefit payable under paragraph 6.05(b); and

(C)	the Member’s Required Contributions made prior to January 1, 1987 (or January 1, 1990 for an Option 1 DB Member), together with Interest;

(ii)

is zero if the Spouse has waived, in prescribed form, the right to the survivor pension payable under paragraph 7.02(a) or, otherwise, is the retirement income the Spouse would have received had the Member retired on the first (1st) day of the month coincident with or immediately preceding the date of the Member’s death and elected to receive retirement income in accordance with paragraph 7.02(a) with sixty percent (60%) continuance to the Spouse after the Member’s death.

(b)	If there is no Spouse or if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the retirement income payable under paragraph (a), benefits shall be payable in accordance with Section 8.01, with the amount specified in paragraph 8.01(a) replaced by the amount specified in subparagraph (a)(i)(A) above.

Régime de retraite des employés horaires

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de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 91

(c)	If the Member received the payment of all or a portion of his retirement income prior to his death:

(i)	there shall be paid to the Spouse or Beneficiary any benefits due in accordance with Section 8.04 with respect to the retirement income the Member was receiving immediately prior to his death; and

(ii)	there shall also be paid benefits in accordance with paragraph (a) or (b) above, as applicable, multiplied by one less the ratio that (A) bears to (B), where:

(A)	is the retirement income the Member was receiving immediately prior to his death; and

(B)	is the retirement income the Member would have been eligible to receive in accordance with Section 6.04 had the Member retired on the date of death.

8.03	Death Benefits for Terminated Members

If a DB Member has ceased to accrue Continuous Service and has an entitlement to retirement income benefits in accordance with Article 7, and if the death of such Member occurs prior to the commencement of such retirement income, there shall be paid to his Spouse, or, if there is no Spouse or if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, his Beneficiary, the amount specified in Section 8.01, to the extent not previously refunded or transferred.

8.04	Death Benefits After Retirement Date

(a)	If the death of a Member occurs after the payment of his retirement income under Articles 6 or 9 has commenced, there shall be paid to the Spouse or Beneficiary, as applicable, any benefits due in accordance with the retirement income option elected by the Member under Article 7. In the case of a Member who did not elect, and was not deemed to have elected, an optional form of retirement income, payment shall be made to the Member’s Beneficiary in accordance with Section 7.01.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 92

(b)	If the death of a Member occurs after his Early Retirement Date, but before his Pension Commencement Date, the benefit and the person entitled to the benefit shall be determined in accordance with Section 8.01 or 8.02, as applicable.

(c)	If the aggregate retirement income payments made to an Option 2 DB Member, his Spouse and his Beneficiary equals less than his Accumulated Contributions as of his Retirement Date, any such shortfall shall be paid to, as applicable:

(i)	the estate of the Spouse, if the Option 2 DB Member predeceases his Spouse; or

(ii)	the Option 2 DB Member’s Beneficiary.

8.05	Commutation of Death Benefits

(a)	The amount of retirement income payable to a Member’s Beneficiary under a guarantee option may, if so requested by the Beneficiary, be paid in a lump sum that is the Actuarial Equivalent of the remaining retirement income payments under the guarantee option.

(b)	The amount of retirement income payable to a Member’s estate under a guarantee option shall be paid in a lump sum that is the Actuarial Equivalent of the remaining retirement income payments under the guarantee option.

8.06	Additional Death Benefits

(a)	If a Member who joined the Plan or the Régime de retraite des salariés non syndiqués de Kraft Canada Inc. – anciens employés de Kraft Limitée/Kraft Canada Inc. Retirement Plan for Non-Unionized Salaried Employees—Former Employees of Kraft Limited prior to January 1, 1991 dies prior to the commencement of his retirement income under the Plan, his Beneficiary shall receive, in a lump sum, the amount by which a percentage of the Member’s Accumulated Contributions, to the extent not previously refunded, exceeds the Actuarial Equivalent value of all benefits payable under Sections 8.01, 8.02 and 8.03, such percentage being:

(i)	one hundred percent (100%), if the Member is an Option 1 DB Member;

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 93

(ii)	one hundred and fifty percent (150%), if the Member is an Option 2 DB Member.

(b)	For the purposes of paragraph (a), the Member’s Accumulated Contributions shall not be less than his Required Contributions not previously refunded and accumulated as follows:

(i)	Interest on Required Contributions is calculated at the end of each Plan Year;

(ii)	subject to subparagraph (iv), the accumulated Required Contributions at the end of the previous Plan Year are credited with Interest for the full Plan Year;

(iii)	no Interest is credited on Required Contributions made during the Plan Year;

(iv)	Interest shall be compounded annually at the end of each Plan Year, with proportionate interest up to the first (1st) day of the month in which the payment falls due;

(v)	the rate of Interest credited to Required Contributions shall be the average of the rates of long term bonds issued by the government of Canada (CANSIM Series V122487 (formerly B14013)) for the Plan Year; the rate of interest credited during the year of death shall be the average of the rates of long term bonds issued by the government of Canada (CANSIM Series V122487 (formerly B14013)) for the Plan Year immediately preceding the year of death.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 94

Article 9 – Termination of Employment

9.01	Termination Benefits[13]

(a)	A DB Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

(i)	is the retirement income determined in accordance with Article 5, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 7 and commencing at Normal Retirement Date;

(ii)	is the amount, if any, by which Required Contributions made prior to January 1, 1987 (or January 1, 1990 for an Option 1 DB Member), together with Interest, exceed the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service prior to January 1, 1987 (January 1, 1990 for an Option 1 DB Member); and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1987 (or January 1, 1990 for an Option 1 DB Member), together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service, or Plan amendment made, on or after January 1, 1987 (or January 1, 1990 for an Option 1 DB Member).

The amount specified in subparagraph (ii) shall be paid in the form of a retirement income payable in accordance with Article 7 and commencing at Normal Retirement Date on an Actuarial Equivalent basis.

The amount specified in subparagraph (iii) shall accumulate Interest until the date of pension commencement at which time the accumulated amount shall be payable as an additional monthly retirement income on an Actuarial Equivalent basis.

[13]	Applicable as modified in Appendix A for a Member employed in Ontario.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 95

In lieu of receiving the additional retirement income in the form specified in the two preceding subparagraphs, the Member may elect to transfer the amounts specified in subparagraphs (ii) and (iii) in accordance with paragraph 11.02(b).

(b)	The retirement income specified in subparagraph (a)(i), in respect of Credited Service on or after January 1, 2001, shall be increased on the date of its commencement to reflect fifty percent (50%) of the change in the Consumer Price Index for Canada published by Statistics Canada from the date of termination of employment to the date that is ten (10) years prior to Normal Retirement Date. The annualized increase shall not be less than zero percent (0%) or greater than two percent (2%). For the determination of the amount specified in subparagraph (a)(iii), the lump sum Actuarial Equivalent of the entitlement under subparagraph (a)(i) shall reflect the increase specified in this paragraph.

9.02	Earlier Payment of Vested Pension

(a)	A Member whose employment with the Company is terminated and who is entitled to a deferred retirement income under the foregoing provisions of this Article may elect to receive such retirement income commencing on the first (1st) day of any month in the ten (10) year period prior to Normal Retirement Date. Subject to paragraph (b), the retirement income payable to a Member who makes such an election shall be reduced to the Actuarial Equivalent of the retirement income otherwise payable at Normal Retirement Date. Such reduction shall at least provide for the adjustment specified in paragraph 6.02(e).

(b)

The retirement income payable to an Option 2 DB Member who elects an earlier payment of his retirement income in accordance with paragraph (a), whose employment with the Company is terminated after the completion of fifteen (15) years of Continuous Service and whose age and Continuous Service total sixty (60) years or more, shall be equal to the retirement income otherwise payable at

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 96

Normal Retirement Date, multiplied by the early retirement factor determined in accordance with paragraph 6.02(b), 6.02(c) or 6.02(d), as applicable, using the date on which retirement income commences as the Pension Commencement Date.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 97

Article 10 – Disability

10.01	Accrual of Credited Service

(a)	During the continuance of a DB Member’s Long-Term Disability, his Credited Service shall continue to accrue at the rate in effect immediately prior to the commencement of his Long-Term Disability.

(b)	The Member shall continue to be entitled to Credited Service accrued under paragraph (a) even if the Member fails to return to active employment upon expiry of the period of Long-Term Disability.

10.02	Recovery

(a)	If a Member’s Long-Term Disability ceases, and provided the Member is eligible, the Member may elect to retire. If the Member is not eligible or does not elect to retire and if the Member does not return to active employment with the Company, the Member shall be deemed to terminate employment in accordance with Article 9 on the date the Member’s Long-Term Disability ceases.

(b)	For the purposes of paragraph (a), the Long-Term Disability of the Member shall be deemed to have ceased not later than his Normal Retirement Date.

10.03	Earnings Average and Applicable Provisions

(a)	If a Member’s Long-Term Disability ceases for any reason other than the Member’s return to active employment with the Company, for the purposes of determining the benefits payable under Articles 6, 8 or 9,

(i)	the Member’s Best Average Earnings and YMPE Average shall be determined using the date on which his Long-Term Disability commenced as the Date of Determination; and

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 98

(ii)	if the termination of the Long-Term Disability is prior to August 1, 2002, the Plan provisions shall be those in effect immediately prior to the commencement of his disability, subject to Applicable Pension Laws and Revenue Rules.

(b)	If a Member’s Long-Term Disability ceases due to the Member’s return to active employment with the Company, for the purposes of calculating the Member’s YMPE Average:

(i)	if the Member is an Option 1 DB Member, any full calendar year during which he was absent due to a Long-Term Disability shall be excluded; and

(ii)	if the Member is an Option 2 DB Member, any full calendar month during which he was absent due to a Long-Term Disability shall be excluded.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 99

Article 11 – Transfers of Benefits

11.01	Transfer from Registered Plan of Previous Employer

Where a Reciprocal Agreement exists between the Company and a previous employer, the Pension Committee shall accept deposits into the Fund to the credit of an Employee by way of transfer from the previous employer’s registered employee pension plan or deferred profit sharing plan. Amounts so transferred shall be accepted in accordance with the terms of the Reciprocal Agreement.

11.02	Transfer to Other Registered Plan

(a)	Subject to Applicable Pension Laws, if a Reciprocal Agreement exists between the Company and a subsequent employer of a Member, transfer payments may be made into the fund of the subsequent employer’s pension plan. The amount of such transfer shall be determined in accordance with the Reciprocal Agreement.

(b)	A Member who is entitled to an amount of deferred retirement income under the foregoing provisions of this Article and who terminates employment more than ten (10) years prior to Normal Retirement Date may direct that the lump sum Actuarial Equivalent of such deferred retirement income be transferred to another registered employees pension plan, an insurance company for the purchase of a life annuity contract, or such other vehicle as may be approved under Applicable Pension Laws, as designated by the Member; provided, however, that the administrator of such plan or vehicle agrees in writing to administer such transferred pension credit as a deferred life annuity within the conditions of Applicable Pension Laws. The Member may elect to make such a transfer:

(i)	upon termination of employment with the Company;

(ii)	at any other date as may be specified in Applicable Pension Laws; and

(iii)	at any other date as may be authorized by the Pension Committee.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 100

11.03	Transfer of Cash Settlements

Any cash settlement to which the Member or a Spouse is entitled in accordance with Section 7.05, Article 8, Article 9, or Appendix A or B, may be:

(a)	paid into another registered pension plan, if this other plan so permits;

(b)	paid into a registered retirement savings plan; or

(c)	transferred to an insurance company licensed to carry out an annuities business in Canada for the purchase of an immediate annuity or a deferred life annuity commencing not later than the first (1st) day of December of the calendar year during which the Member attains age seventy-one (71) or the Spouse attains such age or date specified under Revenue Rules, as applicable, in a form acceptable under Revenue Rules.

11.04	Limitations on Transfers

(a)	An amount transferred in accordance with paragraph 11.02(b), or a cash settlement payable to a Member under Section 10.06 of Part 1 and transferred in accordance with Section 11.03, to a registered retirement savings plan, registered retirement income fund or a money purchase provision of a registered pension plan shall not exceed the greater of the Member’s Required Contributions with Interest and the product of (i) and (ii), where:

(i)	is the annual amount of retirement income determined in accordance with Article 5 using the Member’s date of termination of employment as the Date of Determination payable in accordance with Section 7.01 and commencing at Normal Retirement Age; and

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 101

(ii)	is the appropriate factor from the following table:

Attained Age at Date of Calculation	Factor
Under 50	9.0
50	9.4
51	9.6
52	9.8
53	10.0
54	10.2
55	10.4
56	10.6
57	10.8
58	11.0
59	11.3
60	11.5
61	11.7
62	12.0
63	12.2
64	12.4
65	12.4

For non-integral ages, the appropriate factor shall be determined on an interpolated basis.

(b)	The amount transferred in respect of a Spouse in accordance with Section 11.03, together with any other amount payable under the Plan upon the death of the Member prior to the commencement of payment of the Member’s retirement income, shall not exceed the lump sum Actuarial Equivalent of the benefits the Member would have been eligible to receive in accordance with Articles 6 or 9, as applicable, had the Member retired or terminated employment on the date of death.

(c)	If the amount to be transferred exceeds the maximum transferable amount in accordance with paragraph (a) or (b), as applicable, the excess shall be paid in cash to the Member.

(d)	The transfers under paragraph 11.02(b) and Section 11.03, excluding any refund of Required Contributions with Interest, shall be subject to any limitations prescribed by Applicable Pension Laws in respect of the transfer of monies from the Fund.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 102

Article 12 – Transfers of Employment

12.01	Transfer from Another Company Pension Plan

In the event of the transfer of a member of another registered pension plan of the Company (referred herein as “Previous Plan”) to a category of employment such that he becomes an Employee on or after January 1, 2011 upon such transfer, for the purposes of the Plan:

(a)	he shall become a DC Member at his date of transfer; and

(b)	his Continuous Service shall include his continuous service accrued under the Previous Plan.

12.02	Transfers to Associated Companies

If a DB Member is transferred, on or after January 1, 2011, within the Company to a category of employment such that the Member ceases to be an Employee for the purposes of the Plan or is transferred to a legal entity which is associated with the Company, which does not itself participate in the Plan:

(a)	such transfer shall not constitute a termination of employment for the purposes of Article 9;

(b)	the Member’s Continuous Service shall include all periods of uninterrupted employment of the Member with the legal entity associated with the Company;

(c)	the Member’s Credited Service shall exclude those periods of his employment with the Company or the legal entity associated with the Company while the Member was not an Employee;

(d)	the benefits payable under the Plan shall be determined in accordance with the applicable provisions of the Plan on the earliest of:

(i)	the Member’s no longer being employed by the Company or the legal entity associated with the Company; and

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 103

(ii)	the Member’s death;

provided the Member does not elect, as may be provided under Applicable Pension Laws, to receive benefits in accordance with Article 9.

Notwithstanding the foregoing, if the DB Member is transferred to a Designated Company, his benefits shall be determined based upon the Plan provisions, his Best Average Earnings and YMPE Average as of the date of transfer.

Notwithstanding the foregoing, if the DB Member is transferred to a foreign affiliate of the Company, the Member’s benefit shall be determined in accordance with the Company’s policy on such transfers subject to any limits under the Revenue Rules or the Applicable Pension Laws.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 104

Article 13 – Related Employer Benefit Limitations

13.01	Related Employer

For the purposes of this Article, “Related Employer” means the Company, an employer that is a company that is related within the meaning of the Income Tax Act (Canada) to the Company, or a partnership or joint venture in which the Company is a partner or joint venturer and in respect of which the Company does not act at arm’s length.

13.02	Lifetime Benefit

The amount of lifetime retirement income benefit payable under the Plan to a Member, a Member’s Beneficiary or a Member’s Spouse, as applicable, together with any lifetime retirement income benefit payable in respect of the Member under the defined benefit provisions of all registered pension plans in which Related Employers participate, shall not exceed, in the aggregate, the lifetime retirement income limits set out under Revenue Rules.

13.03	Bridge Benefit

The amount of temporary retirement income benefit payable under the Plan to a Member, a Member’s Beneficiary or a Member’s Spouse, as applicable, together with any temporary retirement income benefit payable in respect of the Member under the defined benefit provisions of all registered pension plans in which Related Employers participate, shall not exceed, in the aggregate, the temporary retirement income limits set out under Revenue Rules.

13.04	Combined Lifetime Benefit and Bridge Benefit

The amount of the combined lifetime retirement income benefit and temporary retirement income benefit payable under the Plan to a Member, a Member’s Beneficiary or a Member’s Spouse, as applicable, together with any combined lifetime retirement income benefit and temporary retirement income benefit payable in respect of the Member under the defined benefit provisions of all registered pension plans in which Related Employers participate, shall not exceed, in the aggregate, the combined lifetime retirement income and temporary retirement income limits set out under Revenue Rules.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada Inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Part 3 – Defined Benefit Provisions Page 105

Article 14 – Ad Hoc Increases

14.01	Ad Hoc Increases

In its sole discretion, the Company may amend the Plan to provide ad hoc increases to the amount of retirement income being paid to Members.

14.02	Maximum Payment Amount

Notwithstanding Section 14.01, in no event shall:

(a)	the amount of retirement income paid to a Member in respect of retirement income payable under Articles 6 or 9 , except any temporary retirement income payable under Section 6.03, exceed such portion of retirement income in the year of commencement, adjusted from that time to reflect increases in the Consumer Price Index as published by Statistics Canada;

(b)	the amount of retirement income paid to a Member in respect of any temporary retirement income payable under Section 6.03, exceed such portion of retirement income in the year of commencement, adjusted from that time to reflect increases in the Consumer Price Index as published by Statistics Canada;

(c)

the amount of lifetime retirement income payable under Article 6 to a Member whose retirement income at Pension Commencement Date is restricted by the maximum formula in Section 5.07, exceed the lifetime retirement income in the year of commencement, adjusted from the January 1st following the Pension Commencement Date to reflect increases in the Consumer Price Index as published by Statistics Canada.

The above paragraph shall also apply to any portion of retirement income continuing to the Member’s Spouse or Beneficiary, as applicable, after the Member’s death.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix A – Provincial Provisions – Ontario Page 106

Appendix A – Provincial Provisions – Ontario Schedule

Notwithstanding any other provision of the Plan, the provisions of this Appendix shall apply to a Member who is an Ontario Employee.

“Ontario Employee” means an Employee who reports for work at an establishment of the Company in the Province of Ontario. Where the Employee is not required to report to work at an establishment of the Company or is required to report to more than one establishment of the Company in different provinces, “Ontario Employee” means an Employee who is paid from an establishment of the Company situated in the Province of Ontario.

PART 1 – GENERAL PROVISIONS

Article 2 – Construction, Interpretation and Definitions

2.50	“Spouse” means, in relation to a Member, the person who, at the earlier of the commencement of a Member’s pension and the date of the Member’s death, meets one (1) of the following eligibility requirements:

(a)	the person who is married to the Member; or

(b)	the person who is not married to the Member and is living with the Member in a conjugal relationship,

(i)	continuously for a period of not less than three (3) years, or

(ii)	in a relationship of some permanence, if they are the natural or adoptive parents of a child, both as defined in the Family Law Act (Ontario);

provided that the person is not living separate and apart from the Member at that time and provided that not more than one (1) person shall be a Spouse hereunder and in the event of more than one (1) person having claims to be such, the determination of the Pension Committee as to which person shall be the Spouse, on the basis of evidence available to it which it considers sufficient for the purposes of such determination, shall be final.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix A – Provincial Provisions – Ontario Page 107

Article 3 – Membership

3.02	Employees on December 31, 2010 – Not Members of the Plan on December 31, 2010

(a)

Each other Employee on December 31, 2010 who is employed on a regular full-time and permanent basis shall become an Option 2 DB Member on the first (1st) day of the month following completion of one (1) year of Continuous Service.

(b)	Each other Employee on December 31, 2010 who is employed on other than a regular full-time and permanent basis and who earns at least thirty-five percent (35%) of the YMPE or works seven hundred (700) hours with the company in each year during two consecutive calendar years shall be eligible to become an Option 2 DB Member on the first day of the month coincident with or following 24 months of Continuous Service.

Article 10 – General Provisions

10.06	Commutation of Pension

(a)	An annuity required to be paid under the Plan may be commuted and paid in a lump sum, at the discretion of the Pension Committee, if the annual retirement income under Part 3 of the Plan (including the value of the Member’s account under the Optional Pension Plan under Schedule B) that would be payable to the Member at Normal Retirement Date or the value of the Member’s DC Account is not more than two percent (2%) of the YMPE as at the Date of Determination. The amount of any such form of benefit settlement shall be the Actuarial Equivalent of the benefit remaining to be paid or the value of the Member’s DC Account.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix A – Provincial Provisions – Ontario Page 108

(b)	Retirement income under Part 3 of the Plan (including the value of the Member’s account under the Optional Pension Plan under Schedule B) or the value of the Member’s DC Account under Part 2 of the Plan may be commuted and paid in a lump sum, at the discretion of the Member, if the Member:

(i)	establishes that he has an illness or physical disability that is likely to shorten his life expectancy to less than two (2) years, as certified by a written statement from a qualified medical doctor licensed to practise in Canada;

(ii)	provides an application to the Pension Committee in the prescribed form; and

(iii)	satisfies any other conditions prescribed by Applicable Pension Laws.

PART 2 – DEFINED CONTRIBUTION PROVISIONS

Article 6 – Retirement Benefits

6.05	Phased Retirement

A Member shall not be permitted to take a phased retirement

PART 3 – DEFINED BENEFIT PROVISIONS

Article 3 – Required Contributions

3.03	Contributions After Normal Retirement Date

A Member who continues to accrue Continuous Service after his Normal Retirement Date shall continue to make Required Contributions until the earliest of the dates specified in Section 3.01.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix A – Provincial Provisions – Ontario Page 109

Article 4 – Interest

4.01	Required Contributions

Subject to Applicable Pension Laws, Interest shall be credited on accumulated Required Contributions in accordance with the remainder of this Section.

(a)	Interest on Required Contributions is calculated at the end of each Plan Year.

(b)	Subject to paragraph (d), the Accumulated Contributions at the end of the previous Plan Year are credited with Interest for the full Plan Year.

(c)	Interest shall be credited on Required Contributions made during the Plan Year based upon one-half (1/2) of the period for which the Member made Required Contributions.

(d)

Interest shall be compounded annually at the end of each Plan Year, with proportionate Interest up to the first (1st) day of the month in which the payment falls due or up to the Member’s Retirement Date, whichever shall first occur.

(e)	The rate of Interest credited to Required Contributions shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series V122515 (formerly B14045)) for the Plan Year, or such other higher rate as may be required under Applicable Pension Laws. For a DB Member who terminates during a Plan Year, the rate of Interest credited during the year of termination shall be the average rate on five (5) year personal fixed term chartered bank deposits (CANSIM Series V122515 (formerly B14045)) for the Plan Year immediately preceding the year of termination or such higher rate as may be required under Applicable Pension Laws.

Article 6 – Amount of Retirement Income

6.04	Postponed Retirement

A Member retiring on a Postponed Retirement Date shall receive an amount of retirement income payable from his Postponed Retirement Date and determined in accordance with Article 5, using his Postponed Retirement Date as the Date of Determination.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix A – Provincial Provisions – Ontario Page 110

6.05	Additional Retirement Benefits

A Member who is eligible to receive benefits in accordance with the foregoing provisions of this Article, shall receive the following additional benefits:

(a)	an additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest, exceed the Actuarial Equivalent value of any retirement income earned in respect of Credited Service prior to January 1, 1987, excluding the portion relating to Plan amendments made on or after January 1, 1987; and

(b)	a lump sum payment equal to the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of the retirement income earned in respect of Credited Service, or Plan amendments made, on or after January 1, 1987.

Article 7 – Payment of Retirement Benefits

7.05	Redetermination of Form of Pension

Once a Member has commenced to receive his retirement income under the Plan, the form of pension payment shall not be redetermined.

Article 8 – Death Benefits

8.01	Death Benefits Prior to Retirement Date

(a)	If a DB Member who is accruing Continuous Service dies prior to Normal Retirement Date, the Spouse or, if there is no Spouse or if the Spouse has waived, in prescribed form and in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary shall receive the sum of (i) and (ii), where:

(i)	is the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.01, in respect of Credited Service, or Plan amendments made, on and after January 1, 1987, had the Member terminated employment on the date of death; and

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix A – Provincial Provisions – Ontario Page 111

(ii)	the benefit payable under paragraph 6.05(b).

If payable to a Spouse, the above benefit shall be paid, at the Spouse’s option, as a lump sum or, on an Actuarial Equivalent basis, as a retirement income commencing on or before the Spouse’s attainment of age seventy-one (71) or, if later, within one year of the Member’s date of death . If payable to a Beneficiary, the benefits under (i) and (ii) above are payable as a lump sum.

(b)	In addition to the benefit payable under paragraph (a), the Member’s Beneficiary shall receive in a lump sum, the Member’s Required Contributions made prior to January 1, 1987, together with Interest.

8,02	Death Benefits After Normal Retirement Date and Before Postponed Retirement Date

If a Member who is accruing Continuous Service dies on or after Normal Retirement Date but before Postponed Retirement Date, benefits shall be payable in accordance with Section 8.01.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix A – Provincial Provisions – Ontario Page 112

Article 9 – Termination of Employment

9.01	Termination Benefits

(a)	A DB Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of:

(i)	in the retirement income determined in accordance with Article 5, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 7 and commencing at Normal Retirement Date;

(ii)	the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest, exceed the lump sum Actuarial Equivalent of any entitlement under paragraph (i) in respect of Credited Service prior to January 1, 1987; and

(iii)	the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service on or after January 1, 1987.

The amount payable under subparagraphs (ii) and (iii) above are payable as a lump sum.

(c)	The retirement income specified in subparagraph (a)(i) in respect of Credited Service on or after January 1, 2001 shall be increased on the date of its commencement to reflect fifty percent (50%) of the change in the Consumer Price Index for Canada published by Statistics Canada from the date of termination of employment to the date that is ten (10) years prior to Normal Retirement Date. The annualized increase shall not be less than zero percent (0%) or greater than two percent (2%). For the determination of the amount specified in subparagraph (a)(iii), the lump sum Actuarial Equivalent of the entitlement under subparagraph (a)(i) shall reflect the increase specified in this paragraph.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix B – Optional Pension Plan Page 113

Appendix B – Optional Pension Plan

1.01	Introduction

(a)	The provisions of the Optional Pension Plan (OPP) are set out in this Appendix. The OPP is the optional defined contribution portion of the Plan.

(b)	The basic purpose of the OPP is to provide an opportunity to save for retirement with matching contributions by the Company.

(c)	The benefits provided under the OPP shall be in addition to any benefits provided under the foregoing provisions of Part 3 of the Plan.

(d)	Membership in the Optional Pension Plan is closed to all eligible Employees hired after December 31, 2010.

1.02	Definitions

In this Appendix, the following terms shall, unless the context clearly indicates otherwise, have the following meanings:

(a)	“Investment Earnings” means the investment gains and losses incurred by each OPP Company Account or OPP Member Account. The method used for calculating and allocating Investment Earnings shall be determined by the Company.

(b)	“OPP” means the Optional Pension Plan set forth in this Appendix.

(c)	“OPP Beneficiary” means the person last designated by the OPP Member, pursuant to Section 1.07 of this Appendix, to receive any benefit payable to an OPP Beneficiary under the OPP in the event of the death of the OPP Member.

(d)	“OPP Company Account” means the aggregate of OPP Company Contributions, plus Investment Earnings thereon, in respect of an OPP Member.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix B – Optional Pension Plan Page 114

(e)	“OPP Company Contributions” means the contributions deposited in the OPP Company Account in respect of an OPP Member.

(f)	“OPP Member” means a Member who has contributed to the OPP.

(g)	“OPP Member Account” means the aggregate of OPP Member Contributions, plus Investment Earnings thereon, in respect of an OPP Member.

(h)	“OPP Member Contributions” means the contributions an OPP Member made to the OPP or makes in accordance with Section 1.04 of this Appendix.

(i)	“Revision Date” means the first of any month, or any other date as may be authorized by the Pension Committee.

1.03	OPP Membership

(a)	Each Member who is an OPP Member on December 31, 2006 and who remains an Employee on January 1, 2007 shall continue as an OPP Member as of that date. Each active Member as of January 1, 2007 may elect to become an OPP Member as of that date.

(b)	Each Employee who becomes a Member on or after January 1, 2007 may elect to become an OPP Member as of the date he becomes a Member.

(c)	Each Member who did not elect to become an OPP Member on the date he first became eligible, may elect to become an OPP Member on any Revision Date after the first eligibility date.

(d)	Only Employees hired prior to January 1, 2011 shall be eligible to become an OPP Member.

1.04	Contributions

(a)	In each calendar year or portion thereof, each OPP Member may elect to contribute to the OPP, by regular payroll deduction, at one (1) of the contribution rates specified in paragraphs (b), (c) and (d). Such OPP Member Contributions shall cease upon the date specified in paragraph 3.01(a) of Part 3 of the Plan, without regard to subparagraph 3.01(a)(vi) of Part 3 of the Plan.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix B – Optional Pension Plan Page 115

(b)	The contribution rates referred to in paragraph (a) shall be one percent (1%), two percent (2%), three percent (3%), four percent (4%), five percent (5%) and six percent (6%) of Earnings.

(c)	At each Revision Date, each OPP Member may elect to cease making OPP Member Contributions or to change or reinstate his rate of OPP Member Contributions.

(d)	In each calendar year or portion thereof and subject to the provisions of Section 5.04 of Part 1, OPP Company Contributions equal to a percentage of the OPP Member Contributions made by the OPP Member in such calendar year or portion of calendar year shall be deposited in the OPP Company Account of the OPP Member. Such percentage shall be fifty-five percent (55%) on and after January 1, 2007.

(e)	The Company and the Pension Committee shall establish administrative procedures such that the total of OPP Company Contributions and OPP Member Contributions shall not exceed the amount of contributions permissible under Revenue Rules.

1.05	Investment

(a)	OPP Member Contributions shall be deposited in individual OPP Member Accounts.

(b)	OPP Company Contributions shall be deposited in individual OPP Company Accounts.

(c)	The OPP Member Account and OPP Company Account shall be invested, at the direction of the OPP Member, in a number of investment options to be made available by the Funding Agent(s) under the terms of the Funding Agreement(s). An OPP Member may change such direction on each Revision Date. There shall be at least three (3) investment options that shall be diversified and have different risk and return expectations.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix B – Optional Pension Plan Page 116

(d)	OPP Member Accounts and OPP Company Accounts shall be valued at least monthly, at which time all interest, dividend and other investment earnings shall be allocated to each account.

1.06	Retirement and Termination Benefits

(a)	Subject to paragraph (c), an OPP Member who is eligible to receive benefits in accordance with Articles 6 or 9 of Part 3 shall receive, in a lump sum, the balance of his OPP Member Account and his OPP Company Account.

(b)	Subject to paragraph (c), if an OPP Member is eligible to receive benefits in accordance with Article 6 or 9 of Part 3, the balance of his OPP Member Account and his OPP Company Account shall be transferred to another registered employee’s pension plan, an insurance company licensed to carry out an annuities business in Canada for the purchase of a life annuity contract, or such other vehicle as may be approved under Applicable Pension Laws, as designated by the OPP Member; provided, however, that the administrator of such plan or vehicle agrees in writing to administer such transferred monies as a deferred life annuity within the conditions of Applicable Pension Laws. The transfers under this paragraph shall be subject to any limitations prescribed by Applicable Pension Laws in respect of the transfer of monies from the Fund.

1.07	Death Benefits

(a)	Subject to paragraph (b), if an OPP Member dies prior to the transfer of his OPP accounts in accordance with Section 1.06 of this Appendix, his Spouse or, if there is no Spouse or if his Spouse has waived, in prescribed form and subject to Applicable Pension Laws, the right to the death benefit, his OPP Beneficiary, shall receive, in a lump sum, the balance of his OPP Member Account and his OPP Company Account.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix B – Optional Pension Plan Page 117

(b)	An OPP Member shall designate, in writing, an OPP Beneficiary to receive any benefits that are payable under the OPP, other than benefits payable to a Spouse, to an OPP Beneficiary upon the death of such OPP Member and may change such designation from time to time. Such designation or change must be in accordance with any law applicable to the OPP Member and shall be in such form and executed in such manner as the Pension Committee may, from time to time, determine. Any designation or change must be filed with the Pension Committee. Benefits payable as a result of the death of the OPP Member shall be paid in accordance with the most recent designation filed by the OPP Member with the Pension Committee and, in the absence of an effective designation of an OPP Beneficiary, the Pension Committee shall instruct the Funding Agent(s) to make payment of any death benefits payable to the OPP Beneficiary under the OPP to the estate of the OPP Member and any such payment shall completely discharge all liability with respect to the amount paid.

1.08	Transfers

(a)	In the event of the transfer of a member of another pension plan of the Company who was a member of the optional pension plan under this other plan (referred to herein as “Previous OPP”), to a category of employment such that he becomes an Employee upon such transfer, for the purposes of the OPP:

(i)	he shall become an OPP Member at his date of transfer;

(ii)	any beneficiary designated under the Previous OPP shall be accepted by the Pension Committee as his OPP Beneficiary for the purposes of the OPP, unless a designation is made in accordance with Section 1.07 of this Appendix;

(ii)	assets equal to the OPP Company Account and the OPP Member Account under the Previous OPP shall be transferred to the OPP Company, Account and the OPP Member Account under this OPP.

Régime de retraite des employés horaires

non syndiqués de Kraft Canada inc. – usines

de fromage en vrac et usine Mont-Royal/Kraft Canada Inc.

Retirement Plan for Non-Unionized Hourly-Paid Employees

Bulk Cheese Plants and Mount Royal Plant

Amended and Restated as of January 1, 2011

Appendix B – Optional Pension Plan Page 118

(b)	If an OPP Member is transferred within the Company to a category of employment such that the OPP Member ceases to be an Employee for the purposes of the Plan or is transferred to a legal entity which is associated with the Company which does not itself participate in the Plan:

(i)	if the OPP Member does not become a member of a registered pension plan which has an optional pension plan sponsored by the Company, the benefits payable under the OPP shall be determined in accordance with the applicable provisions of the OPP on the earliest of:

(A)	the OPP Member’s no longer being employed by the Company or a legal entity which is associated with the Company; and

(B)	the OPP Member’s death;

(iii)	if the OPP Member becomes a member of a pension plan which has an optional pension plan sponsored by the Company, assets equal to his OPP Company Account and his OPP Member Account under the OPP shall be transferred to such accounts under the subsequent optional pension plan;

provided the OPP Member does not elect, if permitted by Applicable Pension Laws, to receive benefits in accordance with Article 9 of Part 3.